                                                                 Exhibit (99.16)

                             VOTING TRUST AGREEMENT

                  THIS VOTING TRUST AGREEMENT, dated as of July 1, 1999 (this "Agreement"), by and among United States Trust Company of New York, as voting trustee (together with any successors, the "Voting Trustee"), GS Capital Partners II, L.P., GS Capital Partners II Offshore, L.P., Goldman, Sachs & Co. Verwaltungs GmbH, Stone Street Fund 1996, L.P., and Bridge Street Fund 1996, L.P. (each a "Shareholder", and collectively, the "Shareholders"), and GS Capital Partners II, L.P., as shareholders' representative (the "Shareholders' Representative").


                              W I T N E S S E T H :

                  WHEREAS, each Shareholder deems it to be in its best interest to assign, transfer and vest the voting power of the number of ordinary shares ("Voting Stock") of BackWeb Technologies Ltd., a corporation organized under the laws of Israel, (the "Company") indicated on Schedule 1 hereto opposite the name of each such Shareholder in the Voting Trustee in accordance with the terms of this Agreement;

                  WHEREAS, each Shareholder intends to deposit such shares of Voting Stock owned by such person in the voting trust created by this instrument; and

                  WHEREAS, each Shareholder desires to appoint GS Capital Partners II, L.P. as its agent with respect to certain matters contained in this Agreement;

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, a voting trust with respect to such shares of Voting Stock being hereby created and established subject to the following terms and conditions (the "Voting Trust"), it is hereto expressly agreed as follows:

                  SECTION 1. Registration of Voting Trust Stock. Each Shareholder agrees to deposit with the Voting Trustee the certificates representing the shares of Voting Stock indicated on Schedule 1 opposite the name of such Shareholder together with a duly executed share transfer deed conveying such shares to the Voting Trustee, with all transfer tax stamps affixed, if required, who shall hold such shares as shareholder of record subject to the terms of this Agreement. The Voting Trustee shall present each such share transfer deed to the Company's transfer agent (the "Transfer Agent") for registration of the Voting Trustee in the Company's Registry of Members as shareholder of record (such shares of Voting Stock and any other shares of Voting Stock or other voting securities of the Company that may in the future be deposited in the Voting Trust being the "Voting Trust Stock"). The Voting Trustee shall have the Transfer Agent record in the Company's Registry of Members that the shares of Voting Trust Stock transferred or issued to the Voting Trustee were transferred or issued pursuant to this Agreement.

                  SECTION 2. Stock Certificates. (a) On all certificates representing Voting Trust Stock, in addition to any legend required pursuant to any other agreement, the following legend shall conspicuously appear:

                  "The ordinary shares evidenced by this certificate (a) are subject to certain restrictions contained in (i) the Voting Trust Agreement, dated as of July 1, 1999, among United States Trust Company of New York, as Voting Trustee, GS Capital Partners II, L.P., GS Capital Partners II Offshore, L.P., Goldman, Sachs & Co. Verwaltungs GmbH, Stone Street Fund 1996, L.P., and Bridge Street Fund 1996, L.P., as shareholders, and GS Capital Partners II, L.P., as Shareholders' Representative, as such agreement may be amended, supplemented or otherwise modified from time to time (the "Voting Trust Agreement"), and (ii) the Memorandum of Association and Articles of Association of BackWeb Technologies Ltd. (the "Company") and (b) are subject to the Voting Trust Agreement. By accepting this certificate, the holder hereof agrees to be bound by all of the provisions of such agreement and instruments, which agreement and instruments are available for inspection by the holder hereof at the principal office of the Company in Israel during regular business hours."

                  (b) Upon withdrawal of shares of Voting Trust Stock from the Voting Trust in accordance with Section 8(c) or Section 14 of this Agreement or otherwise, the certificates representing such shares shall be delivered to the Transfer Agent in exchange for new certificates without the legend set forth in subsection (a) of this Section, and such new certificates shall be delivered to the Voting Trustee for prompt delivery to the holder of the corresponding Voting Trust Certificates pursuant to Section 8(c).

                  SECTION 3. Issuance of Voting Trust Certificates. (a) Promptly after the deposit of shares by the Shareholders with the Voting Trustee as provided in Section 1 hereof, the Voting Trustee shall issue and deliver to each of the Shareholders voting trust certificates substantially in the form set forth in Exhibit A annexed hereto (each such certificate, a "Voting Trust Certificate"), the terms of which exhibit are herein incorporated by reference, for the shares deposited with and transferred to the Voting Trustee. Each Voting Trust Certificate issued pursuant to the provisions hereof shall be transferable only pursuant to Section 14(a) hereof, and each Shareholder hereby agrees not to otherwise transfer any Voting Trust Certificate held by it. Except as otherwise provided herein, all options, rights of purchase and other powers and privileges, including all registration rights, all economic rights and benefits and all transfer rights, affecting the Voting Trust Stock represented by a Voting Trust Certificate shall attach to such Voting Trust Certificate.

                  (b) The Voting Trustee shall keep a record on its books of the name and address of each holder of a Voting Trust Certificate and the number of shares of Voting Trust Stock beneficially owned by such holder.

                  (c) Should any Voting Trust Certificate be mutilated or be lost, destroyed or stolen, the Voting Trustee may, in its uncontrolled discretion, issue and deliver in exchange therefor and upon cancellation of such mutilated certificate or in lieu of such lost, destroyed or stolen certificate a new Voting Trust Certificate representing the same number of shares, upon production of evidence of such loss, destruction or theft, satisfactory to the Voting Trustee and upon receipt of indemnity satisfactory to him.

                  SECTION 4. Voting of the Voting Trust Stock. (a) The Voting Trustee shall have the exclusive right to exercise, in person or by its nominees or proxies or by written consent, all voting rights and powers, including without limitation those granted under the Israeli Companies Ordinance or any successor statute (the "ICO"), in respect of or otherwise pertaining to all Voting Trust Stock deposited hereunder, and to take part in, or consent to, any corporate or shareholder action of any kind whatsoever permissible under the ICO (including, without limitation, calling such meetings and taking such other actions as may be permitted under the Company's Memorandum of Association and Articles of Association), in all such cases subject to the provisions of this Agreement.

                  (b) The holders of the Voting Trust Certificates agree that
(i) in voting the Voting Trust Stock in accordance with the provisions of this Agreement, the Voting Trustee shall incur no liability except for its own gross negligence or willful misconduct and (ii) to the fullest extent permitted by law, neither the Voting Trustee nor any employee or agent of the Voting Trustee shall be liable for the consequences of any vote cast, or consent given by the Voting Trustee, or any other action taken or omitted to be taken by the Voting Trustee, in good faith, except for any liability resulting from its gross negligence or willful misconduct.

                  (c) The Voting Trustee shall vote the Voting Trust Stock with the majority vote of all shares, other than Voting Trust Stock, actually cast on the particular matter, except:

                  (i) with respect to the election of members of the board of directors of the Company, the Voting Trust Stock shall be voted on a pro rata basis proportionate to all other votes actually cast in such election;

                  (ii) with respect to matters subject to the provisions of
         Section 96(36) of the ICO requiring approval by a specified percentage of disinterested shareholders, or the equivalent section of any successor statute, the Voting Trustee shall abstain from voting the Voting Trust Stock;

                  (iii) with respect to any matters that under current or future Israeli law or under the Articles of Association of the Company require approval by (A) a supermajority of shareholder votes actually cast, (B) a majority or supermajority of all outstanding shares, or (C) a majority or supermajority of all outstanding shares of a particular class which class includes the Voting Trust Stock, the Voting Trust Stock shall be voted on a pro rata basis proportionate to all other votes actually cast; and

                  (iv) with respect to any other matters not covered by (i),
         (ii) or (iii) above that under current or future Israeli law require approval by a class of outstanding shares of the Company which class includes the Voting Trust Stock, the Voting Trust Stock shall be voted with the majority of all shares of such class, other than Voting Trust Stock, actually voting on the particular matter.

                  (d) The Voting Trustee shall take all necessary action to ensure that the Voting Trust Stock is represented at all shareholder meetings of the Company such that the Voting Trust Stock is counted as present for purposes of determining the existence of a quorum at such meeting under the ICO, provided however that this subsection (d) shall not obligate the Voting Trustee to vote on any matter.

                  SECTION 5. Dividends, Etc. (a) Except as provided by Section 8 of this Agreement, the Voting Trustee shall receive and hold, subject to the terms of this Agreement, certificates for shares of Voting Stock of the Company as well as any other securities entitled to vote issued by way of dividend, stock split, split-up, reorganization, merger, consolidation or any other change or adjustment upon or with respect to the Voting Trust Stock and shall issue and deliver Voting Trust Certificates therefor to the registered holders of Voting Trust Certificates in proportion to their holdings of Voting Trust Certificates as shown on the books of the Voting Trustee.

                  (b) The Voting Trustee shall distribute all cash dividends declared and paid on the Voting Trust Stock and any other securities not entitled to vote declared and delivered on the shares held by it hereunder to the registered holders of the Voting Trust Certificates in proportion to their respective interest therein as shown on the books of the Voting Trustee.

                  SECTION 6. Subscription. In the event any shares or other securities of the Company are offered for subscription to the holders of the shares held by the Voting Trustee, the Voting Trustee shall promptly upon receipt of notice of said offer mail a copy thereof to each registered Voting Trust Certificate holder. Provided the Voting Trustee receives in due time a request from such registered Voting Trust Certificate holders to subscribe for such shares or other securities together with a certified or cashiers' check for the requisite sum of money for the subscription of such shares or other securities, the Voting Trustee shall make such subscription and payment and, upon receipt from the Company of the certificates for shares or other securities so subscribed for, the Voting Trustee shall issue to such holders a Voting Trust Certificate in respect thereof, if the same are Voting Stock or other voting securities of the Company, but if the same are securities other than Voting Stock or other voting securities of the Company, the Voting Trustee shall deliver such securities to the registered Voting Trust Certificate holder on whose behalf the subscription was made.

                  SECTION 7. Successor Voting Trustee. (a) The Voting Trustee may, at any time, resign by giving written notice to the registered holders of the Voting Trust Certificates to take effect 30 days thereafter or upon prior acceptance thereof by the registered holders of the Voting Trust Certificates.

                  (b) In the event of resignation of the Voting Trustee, the successor Voting Trustee shall be such person as may be designated by the holders of Voting Trust Certificates representing a majority of the Voting Trust Stock.

                  (c) Notwithstanding the provisions of Section 7(b) hereof, no person designated as a successor Voting Trustee shall serve as a Voting Trustee hereunder until such person has agreed in writing to be bound by the obligations contained in this Agreement whereupon such successor Voting

Trustee shall succeed to and become vested with all the rights, powers, privileges and duties of a Voting Trustee under this Agreement.

                  SECTION 8. Termination. (a) This Agreement shall become effective upon the date hereof and continue in effect until terminated according to subsection (b) of this Section or until all Voting Trust Stock has been withdrawn from the Voting Trust pursuant to this Agreement.

                  (b) This Agreement may not be terminated and the Voting Trust shall be irrevocable (and any attempt to revoke the Voting Trust shall constitute a breach of this Agreement) set forth in subsection (a) of this Section, except as follows:

                  (i) the Voting Trust shall be revoked and this Agreement shall terminate if, at the written request of the Shareholders' Representative, a majority of the board of directors of the Company votes to revoke the Voting Trust and terminate this Agreement provided that such majority must include Mr. Joseph Gleberman if he is a member of the board of directors at the time of the vote;

                  (ii) upon the sale, assignment or other transfer of Voting Trust Stock to someone other than Goldman, Sachs & Co., an affiliate of Goldman, Sachs & Co., a Shareholder or an affiliate of a Shareholder (for purposes of this Agreement, "affiliate" shall mean any person who, as determined by the Shareholders' Representative, directly or indirectly, controls, is controlled by or is under common control with a Shareholder or affiliate thereof, and "control" shall mean the ability to direct the actions and policies of that person through ownership or otherwise), then as to such transferred shares the Voting Trust shall be revoked and this Agreement shall terminate, and the relevant Voting Trust Certificates shall immediately be surrendered to the Voting Trustee in exchange for their corresponding shares of Voting Trust Stock in accordance with subsection (c) of this Section;

                  (iii) the Voting Trust shall be revoked and this Agreement shall terminate upon the written request of the Shareholders' Representative delivered to the Voting Trustee and the other holders of Voting Trust Certificates in the event any of the following occurs:

                           (A) the Company files for bankruptcy or otherwise
                  voluntarily seeks protection from creditors, or is adjudged to be insolvent or is subject to an involuntary petition in bankruptcy not dismissed within 60 days;

                           (B) a proposal is submitted to the shareholders of
                  the Company to approve a merger or other business combination in which holders of Voting Trust Certificates will receive securities issued by someone other than the Company;

                           (C) if the Voting Trust Stock represents less than 5%
                  of the issued and outstanding Voting Stock; or

                           (D) Mr. Joseph Gleberman shall cease to be a member
                  of the Company's board of directors.

                  (c) Upon the termination of this Agreement or upon the withdrawal of shares from the Voting Trust as provided in this Agreement, the Voting Trustee shall promptly act to comply with Section 2(b) hereof, and, in exchange for and upon surrender of the Voting Trust Certificates, shall deliver to the respective holders thereof or with respect to shares so withdrawn, as the case may be, the new certificates for shares of the Company received from the Transfer Agent together with a duly executed share transfer deed conveying such shares in exchange for such Voting Trust Certificates; provided, however, that prior to delivery of such certificates by the Voting Trustee, the holders of the Voting Trust Certificates shall deposit with the Voting Trustee the cost of any stamp tax or other tax payable in connection with the transfer of shares.

                  SECTION 9. Compensation. The Voting Trustee shall be paid an initial fee of US$7,500 on the date hereof and an annual fee of US$7,500 in advance on the date hereof and each anniversary thereafter until this Agreement is terminated or a successor Voting Trustee is appointed pursuant to Section 7 hereof. In addition, the Voting Trustee shall have the right to incur and pay such reasonable expenses and disbursements and to employ such counsel as it may deem necessary and proper in the performance of its duties hereunder. Any and all such fees, expenses or disbursements incurred shall be charged pro rata to the holders of the Voting Trust Certificates and each of such holders agrees to assume and pay its pro rata share of such charges and expenses.

                  SECTION 10.  Concerning the Voting Trustee.

                  (a) The Voting Trustee shall have all requisite power, authority and discretion as shall be necessary or appropriate to enable it to take all such actions as such Voting Trustee is required to take pursuant to this Agreement. Except as otherwise provided in Section 4(b) hereof, the Voting Trustee shall have no liability hereunder except for its own gross negligence or willful misconduct.

                  (b) The Voting Trustee may consult with any counsel, banker, broker, accountant or other professional adviser satisfactory to it and the written opinion of such person shall be full and complete authorization and protection in respect of any reasonable action taken, omitted to be taken or suffered by him hereunder in good faith and in accordance with such opinion.

                  (c) The Voting Trustee shall be protected and shall incur no liability for, or in respect of, any action taken or omitted to be taken or anything suffered by him in reliance upon any notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by him to be genuine and to have been presented or signed by the proper parties.

                  (d) The Voting Trustee shall be obligated to perform such duties and only such duties as are herein specifically set forth, and no implied duties or obligations shall be read into this Agreement. The Voting Trustee shall not be under any obligation (i) to take any action hereunder which may tend to involve him in any expense or liability for which, in its reasonable opinion, the Voting

Trustee believes it will not be reimbursed and (ii) to give a bond or other security for the faithful performance of its duties as such.

                  (e) Nothing herein contained shall disqualify the Voting Trustee from dealing or contracting with the Company or any of its subsidiaries with respect to any matter or thing whatsoever. The Voting Trustee, any affiliate of the Voting Trustee, or any firm of which the Voting Trustee may be a member and any corporation of which the Voting Trustee may be a shareholder, director or officer, as the case may be, may deal and contract with the Company or any of its subsidiaries with respect to any matter or thing and be or become interested in a matter or transaction in which the Company or any of its subsidiaries has an interest, and the Voting Trustee or such other person, as the case may be, shall not be responsible to the Company or any of its subsidiaries or to any shareholder thereof for any profit realized by, from or through any such transaction or contract.

                  SECTION 11. Indemnification.

                  (a) The holders of the Voting Trust Certificates, jointly and severally, covenant and agree to indemnify and hold harmless the Voting Trustee and its directors, officers, employees and agents (each an "Indemnified Party"), without duplication, from and against any and all claims, damages, losses, liabilities, obligations, actions, suits, costs, disbursements and expenses (including reasonable fees and expenses of counsel) incurred by any Indemnified Party arising out of, from, or in conjunction with the Voting Trustee's execution of or performance or inaction under this Agreement, except to the extent such claim, damage, loss, liability, obligation, action, suit, cost, disbursement or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

                  (b) The indemnities set forth in this Section shall be in addition to any other obligations or liabilities of the holders of the Voting Trust Certificates hereunder or at common law or otherwise and shall survive the termination of this Agreement.

                  SECTION 12. Other Obligations of the Voting Trustee and the Company.

                  (a) The Voting Trustee shall file a copy of this Agreement in the principal office of the Company in Israel. The Company shall keep such copy open to the inspection of any shareholder of the Company, or any beneficiary of the Voting Trust, daily during business hours at such principal office.

                  (b) The Voting Trustee shall give written notice to the holders of the Voting Trust Certificates if a meeting of the Company's shareholders is called at which the Voting Trustee shall be asked to vote, or if in lieu of such meeting the Voting Trustee shall be asked to act by written consent, on any corporate action requiring approval of the Company's shareholders. Such notification shall be delivered immediately after the Voting Trustee receives notice of any such meeting of the Company's shareholders or any such proposed action by written consent. Such notification need not be given by the

Voting Trustee to any holder of a Voting Trust Certificate who also owns other shares of Voting Stock and is thereby entitled to such notice directly from the Company.

                  SECTION 13. Shareholders' Representative. The Shareholders and each of them hereby appoint the Shareholders' Representative as their agent to act with respect to certain matters set forth in this Agreement, and the Shareholders' Representative hereby accepts such appointment. The Shareholders' Representative shall have no liability hereunder to the Shareholders or any of them for any action taken or inaction by it with respect to this Agreement.

                  SECTION 14. Transfer of Voting Trust Certificates and Voting Trust Stock. (a) Voting Trust Certificates are non-transferable except to Goldman, Sachs & Co., an affiliate of Goldman, Sachs & Co., a Shareholder, or an affiliate of a Shareholder, provided that any such transferee first becomes a party to this Agreement, and provided further that no such transfer shall be effective unless, if requested by the Voting Trustee, the transferor, at its own expense, provides the Voting Trustee with a written opinion of legal counsel reasonably acceptable to the Voting Trustee that such transfer does not violate the securities laws of the United States of America or of any State thereof. In the event of any transfer pursuant to this subsection (a) of this Section, the Voting Trust Stock represented by the transferred Voting Trust Certificates shall at all times remain subject to the Voting Trust and this Agreement.

                  (b) Each Shareholder shall have the right to sell, transfer, pledge or otherwise dispose of the Voting Trust Stock beneficially owned by such Shareholder represented by its Voting Trust Certificates provided however that no transfer of Voting Trust Stock to Goldman, Sachs & Co., any affiliate of Goldman, Sachs & Co., any Shareholder or any affiliate of a Shareholder, shall be effective unless such transferee first becomes a party to this Agreement and provided further that such transfer shall not constitute a withdrawal of such Voting Trust Stock from the Voting Trust and such Voting Trust Stock shall continue to be subject to the Voting Trust and this Agreement. Upon any transfer (other than a transfer to Goldman, Sachs & Co., any affiliate of Goldman, Sachs & Co., any Shareholder or any affiliate of a Shareholder) pursuant to this subsection (b) purporting to transfer the Shareholder's entire interest in the relevant shares of Voting Trust Stock whether by sale, gift or foreclosure or otherwise, such shares shall be withdrawn from the Voting Trust and the provisions of Section 2(b) and Section 8(c) shall apply, and thereafter this Agreement shall terminate as concerning such Voting Trust Stock (and such withdrawn shares shall no longer be considered Voting Trust Stock for purposes of this Agreement).

                  SECTION 15. Amendments. This Agreement may not be amended, supplemented or otherwise modified except in a writing signed by or on behalf of the Voting Trustee and the Shareholders' Representative. If this Agreement shall be amended, the Voting Trustee shall file a copy of the instrument effecting such amendment in the principal office of the Company in Israel.

                  SECTION 16. Notices. All notices, consents, approvals and other communications given or made pursuant hereto shall be in writing and shall be (a) delivered personally against receipt thereof, (b) sent by overnight courier, (c) transmitted by telecopier or (d) sent by registered or certified mail

(postage prepaid, return receipt requested), in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a) if to the Voting Trustee:

                      United States Trust Company of New York
                      114 West 47th Street, 25th Floor
                      New York, NY 10036
                      United States of America
                      Tel:     (212) 852-1673
                      Fax:     (212) 852-1627
                      Attention:        Corporate Business Unit

                  (b) if to the holder of a Voting Trust Certificate, to such holder at the address appearing on the record of beneficial owners maintained by Voting Trustee or to such other address as may be specified from time to time by written notice given to the Voting Trustee by such holder; and

                  (c) if to the Shareholders' Representative:

                      GS Capital Partners II, L.P.
                      85 Broad Street
                      New York, NY 10004
                      United States of America
                      Tel.:    (212) 902-1000
                      Fax:     (212) 902-3000
                      Attention:      Ben Adler

                  (d) if to the Company:

                      BackWeb Technologies Ltd.
                      c/o BackWeb Technologies, Inc.
                      2077 Gateway Place, Suite 500
                      San Jose, California 95110
                      United States of America
                      Tel:     (408) 933-1765
                      Fax:     (408) 933-1800
                      Attention:      Hanan Miron
                                      Chief Financial Officer

                  (e)      if to the Transfer Agent:

                           American Stock Transfer & Trust
                           40 Wall Street
                           New York, NY 10005
                           Tel:     (718) 921-8217
                           Fax:     (718) 236-4588
                           Attention:      Susan Silber

                  All such notices, consents, approvals and other communications shall be deemed to have been given on (x) the date of receipt if delivered personally or by overnight courier, (y) the date of transmission with confirmation answerback if transmitted by telecopier and if received during business hours at the place of receipt, otherwise the next business day or (z) the second day following posting if transmitted by mail unless addressed to the Company in which case the seventh day following posting.

                  SECTION 17. Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, in whole or in part, under the laws of Israel, such invalidity, illegality or enforceability shall not in any way whatsoever affect the validity of the other provisions of this Agreement and such other provisions shall remain in full force and effect.

                  SECTION 18. Counterparts. This Agreement may be executed in two or more counter parts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this document may be delivered via telecopier, with the intention that they shall have the same effect as an original, executed counterpart hereof.

                  SECTION 19. Company Agreement. The Company agrees to use its reasonable efforts to cause the Transfer Agent to record in the Company's Registry of Members transfers of shares permissible or required hereunder and deliver new stock certificates pursuant to Section 2(b) of this Agreement. The Company shall maintain a copy of this Agreement at its principal place of business in Israel for inspection by shareholders or beneficiaries of the Voting Trust during regular business hours.

                  SECTION 20. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of Israel, regardless of the laws that might be applied under applicable principles of conflicts of laws.

                  SECTION 21. Jurisdiction. The Voting Trustee and the Shareholders and each of them (the "Submitting Parties"), to the extent not already subject to such jurisdiction, hereby irrevocably submit to the non-exclusive jurisdiction of any New York or United States federal court sitting in the Borough of Manhattan, New York City, New York, United States of America, and any appellate court therefrom, over any suit, action or proceeding brought by any Submitting Party arising out of or based upon this Agreement. Each of the Submitting Parties waives any objection to any such suit, action or proceeding in such courts whether on the grounds of venue, residence or domicile or on the ground that such proceeding has been brought in an inconvenient forum.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                             GS CAPITAL PARTNERS II. L.P.,
                             as shareholder and as Shareholders' Representative


                             By:   /s/ EVE M. GERRIETS
                                   -------------------------------------
                             Name: EVE M. GERRIETS
                             Title: V.P.


                             GS CAPITAL PARTNERS II OFFSHORE, L.P.,
                             as shareholder


                             By:   /s/ EVE M. GERRIETS
                                   -------------------------------------
                             Name: EVE M. GERRIETS
                             Title: V.P.


                             GOLDMAN, SACHS & CO. VERWALTUNGS GMBH,
                             as shareholder

                                                And By: /s/ RICHARD A. FRIEDMAN
                                                        ------------------
                                                        Managing Director

                             By:   /s/ EVE M. GERRIETS
                                   -------------------------------------
                             Name: EVE M. GERRIETS
                             Title: Registered Agent


                             STONE STREET FUND 1996, L.P., as shareholder

                             By:   STONESTREET EMPIRE CORP.
                                   -------------------------------------
                                   GENERAL PARTNER

                             By:   /s/ EVE M. GERRIETS
                                   -------------------------------------
                             Name: EVE M. GERRIETS
                             Title: V.P.


                             BRIDGE STREET FUND 1996, L.P., as shareholder

                             By:   STONESTREET EMPIRE CORP.
                                   -------------------------------------
                                   GENERAL PARTNER

                             By:   /s/ EVE M. GERRIETS
                                   -------------------------------------
                             Name: EVE M. GERRIETS
                             Title: V.P.

                                   UNITED STATES TRUST COMPANY OF NEW YORK, as Voting Trustee


                             By:   /s/ GERARD F. GANEY
                                   -------------------------------------
                             Name:  Gerard F. Ganey
                             Title: Senior Vice President

BackWeb Technologies Ltd. hereby agrees to the provisions of Section 8(b)(i) and
Section 19 of this Agreement and solely for such purpose has duly executed this agreement on the date first above written.

BACKWEB TECHNOLOGIES LTD.


By:
    --------------------------------
Name:
Title:
                                       12

                                       UNITED STATES TRUST COMPANY OF NEW YORK, as Voting Trustee

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

BackWeb Technologies Ltd. hereby agrees to the provisions of Section 8(b)(i) and
Section 19 of this Agreement and solely for such purpose has duly executed this agreement on the date first above written.

BACKWEB TECHNOLOGIES LTD.


By: /s/ HANAN MIRON
    --------------------------------
Name: Hanan Miron
Title: CFO
                                       12

                                   SCHEDULE 1

                                     TO THE

                             VOTING TRUST AGREEMENT

                                  Shares of Voting Ordinary
                                    Shares Deposited with                 Percentage of
           Shareholder                the Voting Trustee            Outstanding Ordinary Shares
           -----------                ------------------            ---------------------------

GS Capital Partners II, L.P.               1,955,591                          5.45%
GS Capital Partners II
 Offshore, L.P.                              777,427                          2.17%
Goldman, Sachs & Co.
 Verwaltungs GmbH                             72,132                          0.20%
Stone Street Fund 1996, L.P.                 278,594                          0.78%
Bridge Street Fund 1996, L.P.                188,932                          0.53%
                                           ---------                          ----
Total                                      3,272,676                          9.12%
                                           =========                          ====


Percentages may not sum due to rounding.

                                    EXHIBIT A

                                     TO THE

                             VOTING TRUST AGREEMENT

                                     Form of

                            Voting Trust Certificate
                                                                 Certificate No.

              THE ORDINARY SHARES EVIDENCED BY THIS CERTIFICATE (A) ARE SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN (I) THE VOTING TRUST AGREEMENT, DATED AS OF JULY 1, 1999, AMONG UNITED STATES TRUST COMPANY OF NEW YORK, AS VOTING TRUSTEE, GS CAPITAL PARTNERS II, L.P., GS CAPITAL PARTNERS II OFFSHORE, L.P., GOLDMAN, SACHS & CO. VERWALTUNGS GMBH, STONE STREET FUND 1996, L.P., BRIDGE STREET FUND 1996, L.P., AS SHAREHOLDERS, AND GS CAPITAL PARTNERS II, AS SHAREHOLDERS' REPRESENTATIVE, AS SUCH AGREEMENT MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME (THE "VOTING TRUST AGREEMENT"), AND (II) THE MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION OF BACKWEB TECHNOLOGIES LTD. (THE "COMPANY") AND (B) ARE SUBJECT TO THE VOTING TRUST AGREEMENT. BY ACCEPTING THIS CERTIFICATE, THE HOLDER HEREOF AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH AGREEMENT AND INSTRUMENTS, WHICH AGREEMENT AND INSTRUMENTS ARE AVAILABLE FOR INSPECTION BY THE HOLDER HEREOF AT THE PRINCIPAL OFFICE OF THE COMPANY IN ISRAEL DURING REGULAR BUSINESS HOURS.

              THIS VOTING TRUST CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE VOTING TRUST AGREEMENT.

                            Voting Trust Certificate

                                       for

                       ____ (__) shares of Ordinary Shares

                        NIS 0.03 nominal value per share

                                       of

                           BackWeb Technologies Ltd.,

                             an Israeli corporation

        THIS IS TO CERTIFY THAT, upon the termination of a certain Voting
Trust established by a Voting Trust Agreement, dated as of July 1, 1999 (the "Agreement"), by and among United States Trust Company of New York, as Voting Trustee, GS Capital Partners II, L.P., GS Capital Partners II Offshore, L.P., Goldman, Sachs & Co. Verwaltungs GmbH, Stone Street Fund 1996, L.P., and Bridge Street Fund 1996, L.P., as shareholders, and GS Capital Partners II, L.P., as Shareholders' Representative pursuant to which this certificate has been issued, ____________, as the registered holder of this certificate will be entitled to receive certificates for the shares hereinabove specified (the "Shares"), expressed to be fully paid and nonassessable, and to be listed on the Registry of Members of BackWeb Technologies Ltd. (the "Company") as the shareholder of record with respect to the Shares. Prior to the actual delivery of such certificate, the Voting Trustee, with respect to any and all of the Shares, shall possess and be entitled to exercise, in the manner and to the extent provided in the Agreement, all of the rights of every kind of the holder of this certificate, including the right to vote and to take part in, or to consent to any corporate or shareholders' action, it being expressly stipulated that no right to vote, or take part in, or to consent to any corporate or shareholders' action, shall pass by, or under, this certificate. Prior to the termination of the Agreement, the registered holder of this certificate shall be entitled to receive any dividends or other distributions of cash or other property or securities, other than Voting Stock (as defined in the Agreement) and other voting securities of the Company, if any, collected by the Voting Trustee upon a like number of the Shares standing in its name.

              This certificate (i) is not transferable in limited circumstances set forth in Section 14(a) of the Voting Trust Agreement and (ii) is not valid unless signed by the Voting Trustee. The holder hereof, by accepting this certificate, manifests its consent that the undersigned Voting Trustee may treat the registered holder hereof as the true owner for all purposes.

              IN WITNESS WHEREOF, the undersigned Voting Trustee has caused this certificate to be signed as of the [____] day of [_______], 1999.


                                            [__________________],
                                                 not in its individual capacity
                                                 but solely as Voting Trustee



                                            By:
                                               --------------------------------
                                               Name:

                                   SCHEDULE I
                                   ----------


No change.

                                 SCHEDULE II-A-i
                                 ---------------



No change.

                                SCHEDULE II-A-ii
                                ----------------

No change.

                                  SCHEDULE II-B
                                  -------------

No change.

                                  SCHEDULE II-C
                                  -------------

No change.

                                  SCHEDULE III
                                  ------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------

                             NO CHANGE


                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
                      300    19.87500    23-Jun-99   28-Jun-99
                      500    26.75000    30-Jun-99    6-Jul-99
                      500    15.87500    14-Jun-99   17-Jun-99
          500                15.75000    14-Jun-99   17-Jun-99
        1,600                15.87500    14-Jun-99   17-Jun-99
                    4,900    16.86230    14-Jun-99   17-Jun-99
        1,000                15.75000    14-Jun-99   17-Jun-99
        1,100                15.87500    14-Jun-99   17-Jun-99
        5,000                17.00000    14-Jun-99   17-Jun-99
        6,500                17.00000    14-Jun-99   17-Jun-99
        1,600                15.87500    14-Jun-99   17-Jun-99
          250                16.75000    14-Jun-99   17-Jun-99
        1,000                17.00000    14-Jun-99   17-Jun-99
          400                16.50000    14-Jun-99   17-Jun-99
        1,000                15.62500    14-Jun-99   17-Jun-99
                      100    15.95500    14-Jun-99   17-Jun-99
          500                16.73750    14-Jun-99   17-Jun-99
        1,000                15.62500    14-Jun-99   17-Jun-99
        1,900                16.75000    14-Jun-99   17-Jun-99
          200                15.37500    14-Jun-99   17-Jun-99
       21,200                15.87500    14-Jun-99   17-Jun-99
        3,000                16.50000    14-Jun-99   17-Jun-99
                      800    15.95500    14-Jun-99   17-Jun-99
        1,000                15.75000    14-Jun-99   17-Jun-99
        4,000                16.50000    14-Jun-99   17-Jun-99
        1,000                15.87500    14-Jun-99   17-Jun-99
          600                15.12500    14-Jun-99   17-Jun-99
          500                15.87500    14-Jun-99   17-Jun-99
        7,900                15.87500    14-Jun-99   17-Jun-99
        1,000                16.87500    14-Jun-99   17-Jun-99
                    1,600    15.95500    14-Jun-99   17-Jun-99
          500                15.75000    14-Jun-99   17-Jun-99
        2,000                15.87500    14-Jun-99   17-Jun-99
        1,100                16.75000    14-Jun-99   17-Jun-99
                    4,200    15.95500    14-Jun-99   17-Jun-99
          500                15.67500    14-Jun-99   17-Jun-99
        1,000                15.87500    14-Jun-99   17-Jun-99
        4,000                15.87500    14-Jun-99   17-Jun-99
          600                17.00000    14-Jun-99   17-Jun-99
        2,000                15.87500    14-Jun-99   17-Jun-99
        1,000                15.75000    14-Jun-99   17-Jun-99
                    7,600    15.95500    14-Jun-99   17-Jun-99
                    6,700    16.86230    14-Jun-99   17-Jun-99
          500                16.87500    14-Jun-99   17-Jun-99
          100                17.00000    14-Jun-99   17-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
          200                17.00000    14-Jun-99   17-Jun-99
        1,600                15.87500    14-Jun-99   17-Jun-99
          500                15.87500    14-Jun-99   17-Jun-99
                    5,200    15.95500    14-Jun-99   17-Jun-99
                      900    15.95500    14-Jun-99   17-Jun-99
        1,500                15.87500    14-Jun-99   17-Jun-99
          200                15.93750    14-Jun-99   17-Jun-99
          450                16.87750    14-Jun-99   17-Jun-99
        1,000                15.87500    14-Jun-99   17-Jun-99
        1,000                15.87500    14-Jun-99   17-Jun-99
        2,000                15.87500    14-Jun-99   17-Jun-99
          200                16.00000    14-Jun-99   17-Jun-99
        1,800                15.75000    14-Jun-99   17-Jun-99
                    6,000    16.86230    14-Jun-99   17-Jun-99
                    3,700    16.86230    14-Jun-99   17-Jun-99
        1,000                15.62500    14-Jun-99   17-Jun-99
                    6,300    15.95500    14-Jun-99   17-Jun-99
                   16,500    15.95500    14-Jun-99   17-Jun-99
          700                15.75000    14-Jun-99   17-Jun-99
        2,000                15.87500    14-Jun-99   17-Jun-99
        3,400                15.87500    14-Jun-99   17-Jun-99
        2,100                15.75000    14-Jun-99   17-Jun-99
          900                15.87500    14-Jun-99   17-Jun-99
        1,000                16.75000    14-Jun-99   17-Jun-99
        1,000                15.87500    14-Jun-99   17-Jun-99
                   40,300    15.95500    14-Jun-99   17-Jun-99
                    4,000    15.94970    14-Jun-99   17-Jun-99
        1,000                15.87500    14-Jun-99   17-Jun-99
                    1,800    15.94970    14-Jun-99   17-Jun-99
        5,000                15.75000    14-Jun-99   17-Jun-99
        1,000                16.75000    14-Jun-99   17-Jun-99
        1,000                17.00000    14-Jun-99   17-Jun-99
          300                16.75000    14-Jun-99   17-Jun-99
        1,900                15.87500    14-Jun-99   17-Jun-99
          400                15.12500    14-Jun-99   17-Jun-99
          400                17.00000    14-Jun-99   17-Jun-99
        1,000                15.87500    14-Jun-99   17-Jun-99
          200                15.29500    14-Jun-99   17-Jun-99
        1,000                15.87500    14-Jun-99   17-Jun-99
                      700    15.95500    14-Jun-99   17-Jun-99
          200                16.37500    14-Jun-99   17-Jun-99
          800                15.87500    14-Jun-99   17-Jun-99
        1,000                15.87500    14-Jun-99   17-Jun-99
          100                15.81250    14-Jun-99   17-Jun-99
          200                15.37500    14-Jun-99   17-Jun-99
                    1,800    16.86230    14-Jun-99   17-Jun-99
        1,000                15.87500    14-Jun-99   17-Jun-99
          100                15.87500    14-Jun-99   17-Jun-99
        1,500                15.75000    14-Jun-99   17-Jun-99
          500                15.75000    14-Jun-99   17-Jun-99
        1,000                16.87500    14-Jun-99   17-Jun-99
        3,600                15.87500    14-Jun-99   17-Jun-99
          700                15.25000    14-Jun-99   17-Jun-99
        1,100                15.87500    14-Jun-99   17-Jun-99
        1,000                16.83750    14-Jun-99   17-Jun-99
                    1,600    15.94970    14-Jun-99   17-Jun-99
          100                15.87500    14-Jun-99   17-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
        5,000                15.87500    14-Jun-99   17-Jun-99
        2,200                15.87500    14-Jun-99   17-Jun-99
        2,000                15.75000    14-Jun-99   17-Jun-99
        1,000                15.87500    14-Jun-99   17-Jun-99
                    5,500    17.03400    14-Jun-99   17-Jun-99
        1,000                16.75000    14-Jun-99   17-Jun-99
          400                15.12500    14-Jun-99   17-Jun-99
          300                17.00000    14-Jun-99   17-Jun-99
        4,700                15.87500    14-Jun-99   17-Jun-99
                   10,800    15.95500    14-Jun-99   17-Jun-99
        1,000                15.87500    14-Jun-99   17-Jun-99
        1,000                15.87500    14-Jun-99   17-Jun-99
        2,000                16.50000    14-Jun-99   17-Jun-99
                      400    15.95500    14-Jun-99   17-Jun-99
          100                15.75000    14-Jun-99   17-Jun-99
        2,000                15.87500    14-Jun-99   17-Jun-99
        1,500                15.87500    14-Jun-99   17-Jun-99
        1,000                16.83750    14-Jun-99   17-Jun-99
          200                16.75000    14-Jun-99   17-Jun-99
        5,300                15.75000    14-Jun-99   17-Jun-99
        5,000                15.87500    14-Jun-99   17-Jun-99
                    5,000    16.86230    14-Jun-99   17-Jun-99
        1,000                15.75000    14-Jun-99   17-Jun-99
                    1,500    16.86230    14-Jun-99   17-Jun-99
          700                15.87500    14-Jun-99   17-Jun-99
                   74,100    15.94970    14-Jun-99   17-Jun-99
        5,000                15.87500    14-Jun-99   17-Jun-99
          200                15.75000    14-Jun-99   17-Jun-99
        2,000                16.50000    14-Jun-99   17-Jun-99
          100                15.81250    14-Jun-99   17-Jun-99
          600                17.00000    14-Jun-99   17-Jun-99
          500                15.87500    14-Jun-99   17-Jun-99
          300                15.62500    14-Jun-99   17-Jun-99
        5,000                15.87500    14-Jun-99   17-Jun-99
        2,400                15.87500    14-Jun-99   17-Jun-99
        1,000                15.75000    14-Jun-99   17-Jun-99
          100                15.75000    14-Jun-99   17-Jun-99
        2,000                15.75000    14-Jun-99   17-Jun-99
                      400    15.95500    14-Jun-99   17-Jun-99
                    3,000    15.56000    14-Jun-99   17-Jun-99
        1,000                15.87500    14-Jun-99   17-Jun-99
                    5,400    15.95500    14-Jun-99   17-Jun-99
                    3,400    16.86230    14-Jun-99   17-Jun-99
        4,000                17.00000    14-Jun-99   17-Jun-99
          100                15.81250    14-Jun-99   17-Jun-99
        1,000                15.75000    14-Jun-99   17-Jun-99
          100                15.68750    14-Jun-99   17-Jun-99
          400                15.87500    14-Jun-99   17-Jun-99
          200                16.50000    14-Jun-99   17-Jun-99
          100                15.75000    14-Jun-99   17-Jun-99
          500                16.75000    14-Jun-99   17-Jun-99
          600                16.87500    14-Jun-99   17-Jun-99
          400                17.00000    14-Jun-99   17-Jun-99
        4,700                15.87500    14-Jun-99   17-Jun-99
        1,000                15.87500    14-Jun-99   17-Jun-99
        2,000                15.87500    14-Jun-99   17-Jun-99
        1,000                15.87500    14-Jun-99   17-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
        1,000                16.50000    14-Jun-99   17-Jun-99
        1,000                15.75000    14-Jun-99   17-Jun-99
        1,300                16.31250    14-Jun-99   17-Jun-99
       10,000                15.62500    14-Jun-99   17-Jun-99
        1,700                15.87500    14-Jun-99   17-Jun-99
        2,000                16.75000    14-Jun-99   17-Jun-99
        5,000                15.87500    14-Jun-99   17-Jun-99
        8,100                15.87500    14-Jun-99   17-Jun-99
                    2,600    16.86230    14-Jun-99   17-Jun-99
        1,000                16.75000    14-Jun-99   17-Jun-99
        5,000                15.75000    14-Jun-99   17-Jun-99
                      500    15.94970    14-Jun-99   17-Jun-99
                      600    15.95500    14-Jun-99   17-Jun-99
        1,000                15.75000    14-Jun-99   17-Jun-99
                    6,800    16.86230    14-Jun-99   17-Jun-99
        1,000                15.68750    14-Jun-99   17-Jun-99
                      200    15.95500    14-Jun-99   17-Jun-99
        1,400                15.62500    14-Jun-99   17-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
          120                14.97916    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
          150                15.14580    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
        1,900                15.81250    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
        1,000                15.87500    15-Jun-99   18-Jun-99
                      400    15.85340    15-Jun-99   18-Jun-99
          100                15.92000    15-Jun-99   18-Jun-99
        4,400                15.93750    15-Jun-99   18-Jun-99
                    6,100    15.85340    15-Jun-99   18-Jun-99
                      300    15.97300    15-Jun-99   18-Jun-99
        1,000                15.87500    15-Jun-99   18-Jun-99
                      200    15.85340    15-Jun-99   18-Jun-99
          120                14.97916    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
          100                15.81250    15-Jun-99   18-Jun-99
          120                14.97916    15-Jun-99   18-Jun-99
          200                15.62500    15-Jun-99   18-Jun-99
                   22,900    15.85340    15-Jun-99   18-Jun-99
        1,400                15.62500    15-Jun-99   18-Jun-99
          150                15.14580    15-Jun-99   18-Jun-99
        5,000                15.87500    15-Jun-99   18-Jun-99
          150                15.14580    15-Jun-99   18-Jun-99
          120                14.97916    15-Jun-99   18-Jun-99
        2,500                15.87500    15-Jun-99   18-Jun-99
        1,500                15.87500    15-Jun-99   18-Jun-99
          800                15.72500    15-Jun-99   18-Jun-99
        4,600                15.93750    15-Jun-99   18-Jun-99
          135                15.07170    15-Jun-99   18-Jun-99
          500                16.04000    15-Jun-99   18-Jun-99
          120                14.97916    15-Jun-99   18-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
          500                15.80500    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
                    9,400    15.85340    15-Jun-99   18-Jun-99
          150                15.14580    15-Jun-99   18-Jun-99
                    1,800    15.97300    15-Jun-99   18-Jun-99
          120                14.97916    15-Jun-99   18-Jun-99
          150                15.14580    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
          150                15.87500    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
          200                15.87500    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
                    4,300    15.85340    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
          165                15.20640    15-Jun-99   18-Jun-99
                      900    15.97300    15-Jun-99   18-Jun-99
                      600    15.97300    15-Jun-99   18-Jun-99
                      500    15.85340    15-Jun-99   18-Jun-99
        3,000                15.93750    15-Jun-99   18-Jun-99
        1,000                15.87500    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
          400                15.87500    15-Jun-99   18-Jun-99
          200                15.87500    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
          400                15.87500    15-Jun-99   18-Jun-99
          120                14.97916    15-Jun-99   18-Jun-99
          150                15.50000    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
          700                15.72500    15-Jun-99   18-Jun-99
        1,000                15.62500    15-Jun-99   18-Jun-99
          120                14.97916    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
        1,600                15.87500    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
        2,000                15.93750    15-Jun-99   18-Jun-99
        1,000                15.93750    15-Jun-99   18-Jun-99
          700                15.72500    15-Jun-99   18-Jun-99
          120                14.97916    15-Jun-99   18-Jun-99
          100                15.93750    15-Jun-99   18-Jun-99
          500                15.81250    15-Jun-99   18-Jun-99
        2,000                15.87500    15-Jun-99   18-Jun-99
        1,000                15.87500    15-Jun-99   18-Jun-99
        1,000                15.72500    15-Jun-99   18-Jun-99
        1,000                15.93750    15-Jun-99   18-Jun-99
          500                15.81250    15-Jun-99   18-Jun-99
        1,100                15.87500    15-Jun-99   18-Jun-99
                    2,400    15.85340    15-Jun-99   18-Jun-99
                      400    15.85340    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
        2,400                15.81250    15-Jun-99   18-Jun-99
                      100    15.85340    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
        1,700                15.87500    15-Jun-99   18-Jun-99
                      300    15.85340    15-Jun-99   18-Jun-99
          400                15.62500    15-Jun-99   18-Jun-99
                    3,100    15.85340    15-Jun-99   18-Jun-99
        1,800                15.87500    15-Jun-99   18-Jun-99
          120                14.97916    15-Jun-99   18-Jun-99
        1,000                15.87500    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
        3,400                15.87500    15-Jun-99   18-Jun-99
        1,100                15.87500    15-Jun-99   18-Jun-99
          500                15.62500    15-Jun-99   18-Jun-99
          120                14.97916    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
                      200    16.37500    15-Jun-99   18-Jun-99
          200                15.87500    15-Jun-99   18-Jun-99
          750                15.62500    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
          400                15.62500    15-Jun-99   15-Jun-99
                      300    15.85340    15-Jun-99   18-Jun-99
          800                15.72500    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
                   33,400    15.97300    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
          200                15.87500    15-Jun-99   18-Jun-99
       13,000                15.50000    15-Jun-99   18-Jun-99
          120                14.97916    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
          400                15.87500    15-Jun-99   18-Jun-99
        1,500                15.81250    15-Jun-99   18-Jun-99
          120                14.97916    15-Jun-99   18-Jun-99
          100                15.14580    15-Jun-99   18-Jun-99
          900                15.93750    15-Jun-99   18-Jun-99
          150                15.14580    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
        1,500                15.87500    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
                    3,000    15.85340    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
          200                15.87500    15-Jun-99   18-Jun-99
                      100    15.85340    15-Jun-99   18-Jun-99
        1,000                16.12500    15-Jun-99   18-Jun-99
        1,000                15.72500    15-Jun-99   18-Jun-99
                      900    15.85340    15-Jun-99   18-Jun-99
                    3,600    15.85340    15-Jun-99   18-Jun-99
          120                14.97916    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
           50                15.87500    15-Jun-99   18-Jun-99
          120                14.97916    15-Jun-99   18-Jun-99
        2,000                15.81250    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
          400                16.25000    15-Jun-99   18-Jun-99
          100                15.87500    15-Jun-99   18-Jun-99
        2,100                15.87500    15-Jun-99   18-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
           50                15.87500    15-Jun-99   18-Jun-99
          200                15.87500    15-Jun-99   18-Jun-99
        5,000                16.25000    15-Jun-99   18-Jun-99
          500                16.25000    16-Jun-99   21-Jun-99
                    1,200    16.12500    16-Jun-99   21-Jun-99
          100                18.00000    16-Jun-99   21-Jun-99
                    1,300    16.12500    16-Jun-99   21-Jun-99
          500                15.80500    16-Jun-99   21-Jun-99
                      300    16.12500    16-Jun-99   21-Jun-99
                    2,300    16.12500    16-Jun-99   21-Jun-99
                      900    16.12500    16-Jun-99   21-Jun-99
                      100    16.12500    16-Jun-99   21-Jun-99
          200                16.68750    16-Jun-99   21-Jun-99
        1,000                17.93750    16-Jun-99   21-Jun-99
       30,000                16.38390    16-Jun-99   21-Jun-99
          200                17.87500    16-Jun-99   21-Jun-99
          500                15.92000    16-Jun-99   21-Jun-99
                   50,000    17.84500    16-Jun-99   21-Jun-99
                    1,600    16.12500    16-Jun-99   21-Jun-99
        3,300                17.87500    16-Jun-99   21-Jun-99
          200                18.00000    16-Jun-99   21-Jun-99
          500                18.37500    16-Jun-99   21-Jun-99
                      100    16.12500    16-Jun-99   21-Jun-99
          200                18.00000    16-Jun-99   21-Jun-99
          500                18.00000    16-Jun-99   21-Jun-99
           50                16.56250    16-Jun-99   21-Jun-99
                      200    16.81250    16-Jun-99   21-Jun-99
           50                16.56250    16-Jun-99   21-Jun-99
                      100    16.81250    16-Jun-99   21-Jun-99
          200                16.68750    16-Jun-99   21-Jun-99
          300                16.87500    16-Jun-99   21-Jun-99
       10,000                17.25000    16-Jun-99   21-Jun-99
                    8,500    16.12500    16-Jun-99   21-Jun-99
        6,000                17.93750    16-Jun-99   21-Jun-99
        1,000                18.25000    16-Jun-99   21-Jun-99
           50                16.56250    16-Jun-99   21-Jun-99
        1,600                15.87500    16-Jun-99   21-Jun-99
          200                17.93750    16-Jun-99   21-Jun-99
          100                17.37500    16-Jun-99   21-Jun-99
                      200    16.12500    16-Jun-99   21-Jun-99
                   19,400    16.12500    16-Jun-99   21-Jun-99
                    3,500    16.12500    16-Jun-99   21-Jun-99
        1,250                17.12500    16-Jun-99   21-Jun-99
           65                16.50000    16-Jun-99   21-Jun-99
        1,100                17.50000    16-Jun-99   21-Jun-99
          200                17.37500    16-Jun-99   21-Jun-99
        2,000                17.87500    16-Jun-99   21-Jun-99
                    1,100    16.12500    16-Jun-99   21-Jun-99
          500                17.81250    16-Jun-99   21-Jun-99
                      100    16.12500    16-Jun-99   21-Jun-99
                      100    16.12500    16-Jun-99   21-Jun-99
          700                17.50000    16-Jun-99   21-Jun-99
                    1,300    16.50000    16-Jun-99   21-Jun-99
          300                15.87500    16-Jun-99   21-Jun-99
          100                18.37500    16-Jun-99   21-Jun-99
          300                16.87500    16-Jun-99   21-Jun-99
                      100    16.12500    16-Jun-99   21-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
          200                17.93750    16-Jun-99   21-Jun-99
          300                16.87500    16-Jun-99   21-Jun-99
        1,000                17.87500    16-Jun-99   21-Jun-99
          100                17.08000    16-Jun-99   21-Jun-99
          100                16.68750    16-Jun-99   21-Jun-99
        1,600                17.81250    16-Jun-99   21-Jun-99
                      100    16.12500    16-Jun-99   21-Jun-99
          200                17.12500    16-Jun-99   21-Jun-99
        3,200                16.31250    16-Jun-99   21-Jun-99
          500                18.37500    16-Jun-99   21-Jun-99
          100                17.08000    16-Jun-99   21-Jun-99
                      200    16.25000    16-Jun-99   21-Jun-99
          300                17.93750    16-Jun-99   21-Jun-99
                      200    16.81250    16-Jun-99   21-Jun-99
          100                17.87500    16-Jun-99   21-Jun-99
          200                18.37500    16-Jun-99   21-Jun-99
                    1,000    16.37500    16-Jun-99   21-Jun-99
                    1,100    16.12500    16-Jun-99   21-Jun-99
          100                18.00000    16-Jun-99   21-Jun-99
                      100    16.12500    16-Jun-99   21-Jun-99
          400                16.68750    16-Jun-99   21-Jun-99
          200                17.87500    16-Jun-99   21-Jun-99
          100                18.31250    16-Jun-99   21-Jun-99
          300                16.87500    16-Jun-99   21-Jun-99
          500                17.12500    16-Jun-99   21-Jun-99
          100                17.08000    16-Jun-99   21-Jun-99
          100                17.00000    16-Jun-99   21-Jun-99
          800                17.93750    16-Jun-99   21-Jun-99
        5,000                16.38390    16-Jun-99   21-Jun-99
                      100    16.81250    16-Jun-99   21-Jun-99
        2,100                17.50000    16-Jun-99   21-Jun-99
        2,500                17.93750    16-Jun-99   21-Jun-99
        1,000                17.31250    16-Jun-99   21-Jun-99
          100                17.08000    16-Jun-99   21-Jun-99
          700                18.31250    16-Jun-99   21-Jun-99
        1,200                17.31250    16-Jun-99   21-Jun-99
                      400    16.12500    16-Jun-99   21-Jun-99
          500                16.75000    16-Jun-99   21-Jun-99
        3,800                17.87500    16-Jun-99   21-Jun-99
          100                17.08000    16-Jun-99   21-Jun-99
          600                18.00000    16-Jun-99   21-Jun-99
                   17,200    17.42700    16-Jun-99   21-Jun-99
                      500    16.12500    16-Jun-99   21-Jun-99
        1,500                17.08000    16-Jun-99   21-Jun-99
           50                16.56250    16-Jun-99   21-Jun-99
          100                18.25000    16-Jun-99   21-Jun-99
          100                17.37500    16-Jun-99   21-Jun-99
        1,000                17.87500    16-Jun-99   21-Jun-99
          350                16.75000    16-Jun-99   21-Jun-99
          100                17.08000    16-Jun-99   21-Jun-99
        2,000                17.87500    16-Jun-99   21-Jun-99
        1,200                17.31250    16-Jun-99   21-Jun-99
                      700    16.37500    16-Jun-99   21-Jun-99
          250                16.00000    16-Jun-99   21-Jun-99
          100                17.37500    16-Jun-99   21-Jun-99
          200                18.00000    16-Jun-99   21-Jun-99
                      200    17.81250    16-Jun-99   21-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
                      200    16.81250    16-Jun-99   21-Jun-99
          100                17.08000    16-Jun-99   21-Jun-99
          100                17.08000    16-Jun-99   21-Jun-99
          500                17.12500    16-Jun-99   21-Jun-99
          500                17.08000    16-Jun-99   21-Jun-99
        1,000                17.87500    16-Jun-99   21-Jun-99
                    2,000    17.25000    16-Jun-99   21-Jun-99
                      200    17.06250    16-Jun-99   21-Jun-99
          900                16.37000    16-Jun-99   21-Jun-99
           50                16.56250    16-Jun-99   21-Jun-99
          200                15.87500    16-Jun-99   21-Jun-99
          400                16.25000    16-Jun-99   21-Jun-99
          100                17.50000    16-Jun-99   21-Jun-99
          200                18.35937    16-Jun-99   21-Jun-99
        1,000                16.75000    16-Jun-99   21-Jun-99
          100                18.31250    16-Jun-99   21-Jun-99
          800                16.50000    16-Jun-99   21-Jun-99
        1,500                16.93750    16-Jun-99   21-Jun-99
          100                18.00000    16-Jun-99   21-Jun-99
          200                18.25000    16-Jun-99   21-Jun-99
           50                16.56250    16-Jun-99   21-Jun-99
        2,000                17.87500    16-Jun-99   21-Jun-99
                      800    17.42700    16-Jun-99   21-Jun-99
        3,800                17.93750    16-Jun-99   21-Jun-99
          400                17.87500    17-Jun-99   22-Jun-99
        1,100                17.93750    17-Jun-99   22-Jun-99
          100                17.87500    17-Jun-99   22-Jun-99
        5,950                17.87500    17-Jun-99   22-Jun-99
        3,000                17.93750    17-Jun-99   22-Jun-99
        2,000                17.93750    17-Jun-99   22-Jun-99
       34,000                17.87500    17-Jun-99   22-Jun-99
           55                17.87500    17-Jun-99   22-Jun-99
        1,000                17.87500    17-Jun-99   22-Jun-99
       33,500                17.87500    17-Jun-99   22-Jun-99
          900                18.00000    17-Jun-99   22-Jun-99
          300                17.87500    17-Jun-99   22-Jun-99
          700                17.93750    17-Jun-99   22-Jun-99
          300                17.87500    17-Jun-99   22-Jun-99
      112,500                17.87500    17-Jun-99   22-Jun-99
        1,000                17.87500    17-Jun-99   22-Jun-99
          100                17.93750    17-Jun-99   22-Jun-99
          600                18.00000    17-Jun-99   22-Jun-99
          300                17.87500    17-Jun-99   22-Jun-99
          200                17.87500    17-Jun-99   22-Jun-99
          500                17.87500    17-Jun-99   22-Jun-99
        3,100                17.93750    17-Jun-99   22-Jun-99
          600                17.87500    17-Jun-99   22-Jun-99
        4,000                17.87500    17-Jun-99   22-Jun-99
          300                17.93750    17-Jun-99   22-Jun-99
          500                17.87500    17-Jun-99   22-Jun-99
          200                17.87500    17-Jun-99   22-Jun-99
                  250,000    17.99450    17-Jun-99   22-Jun-99
        1,000                17.93750    17-Jun-99   22-Jun-99
        1,000                17.81250    17-Jun-99   22-Jun-99
        1,000                17.93750    17-Jun-99   22-Jun-99
          300                17.87500    17-Jun-99   22-Jun-99
                   12,800    18.06730    17-Jun-99   22-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
          300                17.93750    17-Jun-99   22-Jun-99
        1,000                17.93750    17-Jun-99   22-Jun-99
          300                17.87500    17-Jun-99   22-Jun-99
          500                17.87500    17-Jun-99   22-Jun-99
        3,000                17.87500    17-Jun-99   22-Jun-99
        1,000                17.87500    17-Jun-99   22-Jun-99
        6,800                17.87500    17-Jun-99   22-Jun-99
          100                17.62500    17-Jun-99   22-Jun-99
          500                17.87500    17-Jun-99   22-Jun-99
          100                17.87500    17-Jun-99   22-Jun-99
          300                17.87500    17-Jun-99   22-Jun-99
        1,000                17.93750    17-Jun-99   22-Jun-99
          200                17.87500    17-Jun-99   22-Jun-99
        1,000                17.50000    17-Jun-99   22-Jun-99
          100                17.87500    17-Jun-99   22-Jun-99
          300                17.87500    17-Jun-99   22-Jun-99
          500                18.00000    17-Jun-99   22-Jun-99
        1,000                17.87500    17-Jun-99   22-Jun-99
          100                17.87500    17-Jun-99   22-Jun-99
          500                17.50000    17-Jun-99   22-Jun-99
        1,000                17.93750    17-Jun-99   22-Jun-99
                      200    18.06730    17-Jun-99   22-Jun-99
        1,000                17.93750    17-Jun-99   22-Jun-99
          200                17.87500    17-Jun-99   22-Jun-99
          500                17.52500    17-Jun-99   22-Jun-99
          100                17.56250    17-Jun-99   22-Jun-99
          700                17.93750    17-Jun-99   22-Jun-99
          200                17.93750    17-Jun-99   22-Jun-99
          300                17.87500    17-Jun-99   22-Jun-99
          500                17.93750    17-Jun-99   22-Jun-99
          500                17.87500    17-Jun-99   22-Jun-99
          500                17.93750    17-Jun-99   22-Jun-99
          100                17.87500    17-Jun-99   22-Jun-99
          300                17.87500    17-Jun-99   22-Jun-99
          800                17.87500    17-Jun-99   22-Jun-99
        1,000                17.93750    17-Jun-99   22-Jun-99
          200                17.87500    17-Jun-99   22-Jun-99
          500                17.87500    17-Jun-99   22-Jun-99
          500                17.87500    17-Jun-99   22-Jun-99
          400                17.87500    17-Jun-99   22-Jun-99
        1,200                17.87500    17-Jun-99   22-Jun-99
          600                17.50000    17-Jun-99   22-Jun-99
          900                17.87500    17-Jun-99   22-Jun-99
          400                17.87500    17-Jun-99   22-Jun-99
          800                17.87500    17-Jun-99   22-Jun-99
          200                18.00000    17-Jun-99   22-Jun-99
          600                17.87500    17-Jun-99   22-Jun-99
        1,000                17.87500    17-Jun-99   22-Jun-99
          100                17.87500    17-Jun-99   22-Jun-99
          100                17.87500    17-Jun-99   22-Jun-99
          700                17.93750    17-Jun-99   22-Jun-99
       17,000                17.87500    17-Jun-99   22-Jun-99
          300                17.59750    17-Jun-99   22-Jun-99
          200                17.87500    17-Jun-99   22-Jun-99
          400                17.87500    17-Jun-99   22-Jun-99
          800                17.87500    17-Jun-99   22-Jun-99
                    2,000    18.43750    18-Jun-99   23-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
          300                18.40000    18-Jun-99   23-Jun-99
        1,000                17.75000    18-Jun-99   23-Jun-99
                      200    18.43750    18-Jun-99   23-Jun-99
                    2,000    18.62500    18-Jun-99   23-Jun-99
          300                18.40000    18-Jun-99   23-Jun-99
                      200    18.00000    18-Jun-99   23-Jun-99
        1,500                18.44000    18-Jun-99   23-Jun-99
          900                18.44000    18-Jun-99   23-Jun-99
        1,000                18.44000    18-Jun-99   23-Jun-99
                      900    18.43750    18-Jun-99   23-Jun-99
                      200    18.18750    18-Jun-99   23-Jun-99
          850                18.43750    18-Jun-99   23-Jun-99
                    1,000    18.62500    18-Jun-99   23-Jun-99
                   15,000    18.56890    18-Jun-99   23-Jun-99
        1,150                18.44000    18-Jun-99   23-Jun-99
                      200    18.18750    18-Jun-99   23-Jun-99
          300                18.37500    18-Jun-99   23-Jun-99
                      400    18.75000    18-Jun-99   23-Jun-99
        1,300                18.44000    18-Jun-99   23-Jun-99
          200                18.37500    18-Jun-99   23-Jun-99
                      200    18.00000    18-Jun-99   23-Jun-99
        7,500                18.44000    18-Jun-99   23-Jun-99
        1,000                18.44000    18-Jun-99   23-Jun-99
                      700    18.62500    18-Jun-99   23-Jun-99
          200                18.50000    18-Jun-99   23-Jun-99
          250                18.43750    18-Jun-99   23-Jun-99
                      200    18.62500    18-Jun-99   23-Jun-99
        1,200                18.50000    18-Jun-99   23-Jun-99
                      600    18.56890    18-Jun-99   23-Jun-99
        1,150                18.44000    18-Jun-99   23-Jun-99
                      200    18.12500    18-Jun-99   23-Jun-99
                      200    18.62500    18-Jun-99   23-Jun-99
        2,600                18.44000    18-Jun-99   23-Jun-99
                    1,000    18.43750    18-Jun-99   23-Jun-99
          700                18.43880    18-Jun-99   23-Jun-99
                    2,000    18.43750    18-Jun-99   23-Jun-99
                      200    18.43750    18-Jun-99   23-Jun-99
                      200    18.31250    18-Jun-99   23-Jun-99
        2,100                18.44000    18-Jun-99   23-Jun-99
          250                18.25000    18-Jun-99   23-Jun-99
        1,900                18.44000    18-Jun-99   23-Jun-99
        2,900                18.44000    18-Jun-99   23-Jun-99
          200                18.12500    18-Jun-99   23-Jun-99
                    1,000    18.75000    18-Jun-99   23-Jun-99
          100                17.75000    18-Jun-99   23-Jun-99
          400                18.40000    18-Jun-99   23-Jun-99
          300                19.37500    21-Jun-99   24-Jun-99
          500                19.75000    21-Jun-99   24-Jun-99
          400                19.43750    21-Jun-99   24-Jun-99
          400                19.50000    21-Jun-99   24-Jun-99
          500                19.16000    21-Jun-99   24-Jun-99
          100                20.50000    21-Jun-99   24-Jun-99
          500                19.37500    21-Jun-99   24-Jun-99
        3,000                19.37500    21-Jun-99   24-Jun-99
          250                19.37500    21-Jun-99   24-Jun-99
        1,000                19.50000    21-Jun-99   24-Jun-99
          100                20.50000    21-Jun-99   24-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
                   30,000    19.61740    21-Jun-99   24-Jun-99
          200                19.50000    21-Jun-99   24-Jun-99
          500                19.50000    21-Jun-99   24-Jun-99
          150                19.50000    21-Jun-99   24-Jun-99
          500                19.75000    21-Jun-99   24-Jun-99
        3,000                19.37500    21-Jun-99   24-Jun-99
          300                19.50000    21-Jun-99   24-Jun-99
          500                19.75000    21-Jun-99   24-Jun-99
          200                19.43750    21-Jun-99   24-Jun-99
          100                19.50000    21-Jun-99   24-Jun-99
          200                19.50000    21-Jun-99   24-Jun-99
          600                20.37500    21-Jun-99   24-Jun-99
          200                19.43750    21-Jun-99   24-Jun-99
          150                20.50000    21-Jun-99   24-Jun-99
        1,100                19.37500    21-Jun-99   24-Jun-99
          400                19.43750    21-Jun-99   24-Jun-99
          200                19.50000    21-Jun-99   24-Jun-99
          200                20.81250    21-Jun-99   24-Jun-99
        5,000                19.50000    21-Jun-99   24-Jun-99
        1,000                19.50000    21-Jun-99   24-Jun-99
          400                19.37500    21-Jun-99   24-Jun-99
          200                19.43750    21-Jun-99   24-Jun-99
          600                19.37500    21-Jun-99   24-Jun-99
          500                19.75000    21-Jun-99   24-Jun-99
        1,000                19.37500    21-Jun-99   24-Jun-99
          200                19.75000    21-Jun-99   24-Jun-99
        1,000                19.75000    21-Jun-99   24-Jun-99
          400                20.37500    21-Jun-99   24-Jun-99
          200                20.87500    21-Jun-99   24-Jun-99
        3,000                19.37500    21-Jun-99   24-Jun-99
          200                19.37500    21-Jun-99   24-Jun-99
                    2,500    19.50000    21-Jun-99   24-Jun-99
          700                20.50000    21-Jun-99   24-Jun-99
          100                20.50000    21-Jun-99   24-Jun-99
        1,000                19.25000    21-Jun-99   24-Jun-99
           50                20.43750    21-Jun-99   24-Jun-99
        1,000                20.75000    21-Jun-99   24-Jun-99
          200                20.87500    21-Jun-99   24-Jun-99
          100                20.37500    21-Jun-99   24-Jun-99
        1,000                19.37500    21-Jun-99   24-Jun-99
          800                19.75000    21-Jun-99   24-Jun-99
          800                20.62500    21-Jun-99   24-Jun-99
          100                20.87500    21-Jun-99   24-Jun-99
          200                19.37500    21-Jun-99   24-Jun-99
          150                19.43750    21-Jun-99   24-Jun-99
          100                19.43750    21-Jun-99   24-Jun-99
          540                19.50000    21-Jun-99   24-Jun-99
          300                19.02500    21-Jun-99   24-Jun-99
           50                20.50000    21-Jun-99   24-Jun-99
          300                20.87500    21-Jun-99   24-Jun-99
          700                19.43750    21-Jun-99   24-Jun-99
        1,000                20.87500    21-Jun-99   24-Jun-99
          500                19.75000    21-Jun-99   24-Jun-99
        1,000                19.37500    21-Jun-99   24-Jun-99
        1,500                19.50000    21-Jun-99   24-Jun-99
        2,000                19.37500    21-Jun-99   24-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
          100                19.37500    21-Jun-99   24-Jun-99
          300                20.37500    21-Jun-99   24-Jun-99
          600                19.43750    21-Jun-99   24-Jun-99
        1,000                20.87500    21-Jun-99   24-Jun-99
        1,000                20.81250    21-Jun-99   24-Jun-99
        5,400                19.50000    21-Jun-99   24-Jun-99
          100                20.87500    21-Jun-99   24-Jun-99
          200                20.50000    21-Jun-99   24-Jun-99
          150                19.43750    21-Jun-99   24-Jun-99
          300                19.43750    21-Jun-99   24-Jun-99
          400                20.43750    21-Jun-99   24-Jun-99
          300                19.37500    21-Jun-99   24-Jun-99
          200                19.43750    21-Jun-99   24-Jun-99
          200                19.43750    21-Jun-99   24-Jun-99
          200                19.50000    21-Jun-99   24-Jun-99
        1,000                19.37500    21-Jun-99   24-Jun-99
          500                19.17500    21-Jun-99   24-Jun-99
        1,000                19.37500    21-Jun-99   24-Jun-99
          100                20.50000    21-Jun-99   24-Jun-99
          100                20.37500    21-Jun-99   24-Jun-99
          740                20.87500    21-Jun-99   24-Jun-99
          150                19.50000    21-Jun-99   24-Jun-99
                   75,000    19.80170    21-Jun-99   24-Jun-99
        1,000                20.25000    21-Jun-99   24-Jun-99
        4,500                19.37500    21-Jun-99   24-Jun-99
        5,000                19.37500    21-Jun-99   24-Jun-99
          200                19.88000    21-Jun-99   24-Jun-99
       10,000                19.37500    21-Jun-99   24-Jun-99
          400                19.43750    21-Jun-99   24-Jun-99
          300                19.37500    21-Jun-99   24-Jun-99
          200                19.50000    21-Jun-99   24-Jun-99
          500                20.81250    21-Jun-99   24-Jun-99
        4,600                19.50000    21-Jun-99   24-Jun-99
          200                19.50000    21-Jun-99   24-Jun-99
        1,000                19.37500    21-Jun-99   24-Jun-99
          100                20.37500    21-Jun-99   24-Jun-99
          200                20.87500    21-Jun-99   24-Jun-99
          200                20.50000    21-Jun-99   24-Jun-99
          100                20.62500    21-Jun-99   24-Jun-99
        1,000                20.81250    21-Jun-99   24-Jun-99
          100                19.25000    21-Jun-99   24-Jun-99
          200                20.37500    21-Jun-99   24-Jun-99
          100                20.75000    21-Jun-99   24-Jun-99
          500                20.81250    21-Jun-99   24-Jun-99
        1,500                20.75000    21-Jun-99   24-Jun-99
          500                19.75000    21-Jun-99   24-Jun-99
        1,000                19.37500    21-Jun-99   24-Jun-99
          200                20.87500    21-Jun-99   24-Jun-99
        1,800                19.37500    21-Jun-99   24-Jun-99
          300                19.50000    21-Jun-99   24-Jun-99
        1,000                19.75000    21-Jun-99   24-Jun-99
        1,000                19.37500    21-Jun-99   24-Jun-99
        1,000                20.37500    21-Jun-99   24-Jun-99
          900                20.37500    21-Jun-99   24-Jun-99
          400                19.56250    21-Jun-99   24-Jun-99
          800                19.50000    21-Jun-99   24-Jun-99
          100                19.56250    21-Jun-99   24-Jun-99
        9,300                19.50000    21-Jun-99   24-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
          500                19.75000    21-Jun-99   24-Jun-99
        1,200                19.50000    21-Jun-99   24-Jun-99
        2,000                20.50000    21-Jun-99   24-Jun-99
          100                20.62500    21-Jun-99   24-Jun-99
          100                20.81250    21-Jun-99   24-Jun-99
        1,200                19.17500    21-Jun-99   24-Jun-99
          200                20.37500    21-Jun-99   24-Jun-99
          500                19.75000    21-Jun-99   24-Jun-99
        2,100                19.37500    21-Jun-99   24-Jun-99
          200                20.62500    21-Jun-99   24-Jun-99
        4,300                19.50000    21-Jun-99   24-Jun-99
          100                19.37500    21-Jun-99   24-Jun-99
          500                19.75000    21-Jun-99   24-Jun-99
           60                20.75000    21-Jun-99   24-Jun-99
          300                19.43750    21-Jun-99   24-Jun-99
        2,000                20.50000    21-Jun-99   24-Jun-99
          200                20.50000    21-Jun-99   24-Jun-99
        1,000                19.37500    21-Jun-99   24-Jun-99
          800                20.50000    21-Jun-99   24-Jun-99
          500                19.30000    21-Jun-99   24-Jun-99
          400                19.50000    21-Jun-99   24-Jun-99
          100                20.50000    21-Jun-99   24-Jun-99
        2,000                19.37500    21-Jun-99   24-Jun-99
          500                20.81250    21-Jun-99   24-Jun-99
          500                19.17500    21-Jun-99   24-Jun-99
        1,000                19.37500    21-Jun-99   24-Jun-99
        1,000                19.37500    21-Jun-99   24-Jun-99
          200                19.37500    21-Jun-99   24-Jun-99
        1,000                19.50000    21-Jun-99   24-Jun-99
          700                19.37500    21-Jun-99   24-Jun-99
        1,000                19.50000    21-Jun-99   24-Jun-99
                   40,000    20.02280    21-Jun-99   24-Jun-99
          200                20.37500    21-Jun-99   24-Jun-99
          300                20.50000    21-Jun-99   24-Jun-99
          700                19.43750    21-Jun-99   24-Jun-99
        2,000                19.50000    21-Jun-99   24-Jun-99
       10,000                19.37500    21-Jun-99   24-Jun-99
                    1,600    20.02280    21-Jun-99   24-Jun-99
        1,000                19.37500    21-Jun-99   24-Jun-99
        1,000                20.50000    21-Jun-99   24-Jun-99
          400                19.43750    21-Jun-99   24-Jun-99
          250                19.37500    21-Jun-99   24-Jun-99
          200                19.43750    21-Jun-99   24-Jun-99
          400                19.37500    21-Jun-99   24-Jun-99
        1,000                20.81250    21-Jun-99   24-Jun-99
          200                20.84375    21-Jun-99   24-Jun-99
          150                19.50000    21-Jun-99   24-Jun-99
        1,000                19.37500    21-Jun-99   24-Jun-99
          400                20.87500    21-Jun-99   24-Jun-99
          250                19.37500    21-Jun-99   24-Jun-99
        1,000                19.50000    21-Jun-99   24-Jun-99
          500                20.81250    21-Jun-99   24-Jun-99
        2,000                19.37500    21-Jun-99   24-Jun-99
          200                19.50000    21-Jun-99   24-Jun-99
        1,000                19.50000    21-Jun-99   24-Jun-99
                   11,000    19.61740    21-Jun-99   24-Jun-99
          300                20.75000    21-Jun-99   24-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
        1,100                20.25000    22-Jun-99   25-Jun-99
          400                19.87500    22-Jun-99   25-Jun-99
          400                20.00000    22-Jun-99   25-Jun-99
          100                20.00000    22-Jun-99   25-Jun-99
        1,000                20.12500    22-Jun-99   25-Jun-99
        4,600                20.31250    22-Jun-99   25-Jun-99
          110                20.37500    22-Jun-99   25-Jun-99
        1,000                19.87500    22-Jun-99   25-Jun-99
          500                19.86250    22-Jun-99   25-Jun-99
          200                20.00000    22-Jun-99   25-Jun-99
          100                20.00000    22-Jun-99   25-Jun-99
          500                20.06250    22-Jun-99   25-Jun-99
          350                20.00000    22-Jun-99   25-Jun-99
        2,500                20.06250    22-Jun-99   25-Jun-99
        1,000                20.12500    22-Jun-99   25-Jun-99
                      200    20.50000    22-Jun-99   25-Jun-99
          400                19.87500    22-Jun-99   25-Jun-99
        2,800                20.37500    22-Jun-99   25-Jun-99
        1,019                20.00000    22-Jun-99   25-Jun-99
          600                20.37500    22-Jun-99   25-Jun-99
          100                20.00000    22-Jun-99   25-Jun-99
          500                20.06250    22-Jun-99   25-Jun-99
        1,200                20.50000    22-Jun-99   25-Jun-99
        1,000                20.06250    22-Jun-99   25-Jun-99
          100                20.25000    22-Jun-99   25-Jun-99
        1,500                20.00000    22-Jun-99   25-Jun-99
          100                20.62500    22-Jun-99   25-Jun-99
          100                19.87500    22-Jun-99   25-Jun-99
          500                20.06250    22-Jun-99   25-Jun-99
          200                20.00000    22-Jun-99   25-Jun-99
        1,600                19.87500    22-Jun-99   25-Jun-99
          100                20.00000    22-Jun-99   25-Jun-99
        1,600                20.00000    22-Jun-99   25-Jun-99
          500                20.00000    22-Jun-99   25-Jun-99
          300                20.00000    22-Jun-99   25-Jun-99
          400                20.37500    22-Jun-99   25-Jun-99
          100                19.50000    22-Jun-99   25-Jun-99
          500                20.06250    22-Jun-99   25-Jun-99
          100                19.50000    22-Jun-99   25-Jun-99
          200                19.75000    22-Jun-99   25-Jun-99
          100                20.12500    22-Jun-99   25-Jun-99
          100                20.12500    22-Jun-99   25-Jun-99
                   50,000    20.24380    22-Jun-99   25-Jun-99
          200                20.18750    22-Jun-99   25-Jun-99
          100                20.00000    22-Jun-99   25-Jun-99
        1,000                20.05000    22-Jun-99   25-Jun-99
        1,000                20.18750    22-Jun-99   25-Jun-99
          400                20.31250    22-Jun-99   25-Jun-99
          100                19.50000    22-Jun-99   25-Jun-99
          500                20.00000    22-Jun-99   25-Jun-99
          500                20.25000    22-Jun-99   25-Jun-99
          100                20.00000    22-Jun-99   25-Jun-99
          200                20.00000    22-Jun-99   25-Jun-99
          100                20.43750    22-Jun-99   25-Jun-99
          400                20.25000    22-Jun-99   25-Jun-99
          100                20.50000    22-Jun-99   22-Jun-99
          600                20.00000    22-Jun-99   25-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
        2,000                20.12500    22-Jun-99   25-Jun-99
        2,500                20.18750    22-Jun-99   25-Jun-99
          400                20.00000    22-Jun-99   25-Jun-99
          200                19.75000    22-Jun-99   25-Jun-99
          100                20.25000    22-Jun-99   25-Jun-99
          400                20.00000    22-Jun-99   25-Jun-99
          100                20.00000    22-Jun-99   25-Jun-99
          300                20.43750    22-Jun-99   25-Jun-99
                    5,000    20.00000    22-Jun-99   25-Jun-99
          300                20.43750    22-Jun-99   25-Jun-99
          100                20.00000    22-Jun-99   25-Jun-99
          200                20.25000    22-Jun-99   25-Jun-99
          100                20.00000    22-Jun-99   25-Jun-99
          500                20.00000    22-Jun-99   25-Jun-99
        1,000                20.00000    22-Jun-99   25-Jun-99
          500                20.06250    22-Jun-99   25-Jun-99
          200                19.87500    22-Jun-99   25-Jun-99
          500                20.00000    22-Jun-99   25-Jun-99
          100                20.00000    22-Jun-99   25-Jun-99
        1,000                20.43750    22-Jun-99   25-Jun-99
          200                19.75000    22-Jun-99   25-Jun-99
        1,700                20.00000    22-Jun-99   25-Jun-99
          500                19.75000    22-Jun-99   25-Jun-99
          100                20.00000    22-Jun-99   25-Jun-99
        1,000                20.18750    22-Jun-99   25-Jun-99
          500                20.25000    22-Jun-99   25-Jun-99
          100                20.56250    22-Jun-99   22-Jun-99
        1,000                20.00000    22-Jun-99   25-Jun-99
          500                20.00000    22-Jun-99   25-Jun-99
        1,300                19.87500    23-Jun-99   28-Jun-99
        1,500                19.81250    23-Jun-99   28-Jun-99
        2,000                19.81250    23-Jun-99   28-Jun-99
          300                19.81250    23-Jun-99   28-Jun-99
          500                19.62500    23-Jun-99   28-Jun-99
          100                19.62500    23-Jun-99   28-Jun-99
          500                19.62500    23-Jun-99   28-Jun-99
          500                19.87500    23-Jun-99   28-Jun-99
          500                19.81250    23-Jun-99   28-Jun-99
        1,000                19.87500    23-Jun-99   28-Jun-99
          300                19.81250    23-Jun-99   28-Jun-99
          500                19.61250    23-Jun-99   28-Jun-99
          100                19.81250    23-Jun-99   28-Jun-99
                      200    19.93750    23-Jun-99   28-Jun-99
          400                19.75000    23-Jun-99   28-Jun-99
        7,200                19.50000    23-Jun-99   28-Jun-99
          200                19.79250    23-Jun-99   28-Jun-99
          400                20.00000    23-Jun-99   28-Jun-99
          400                19.50000    23-Jun-99   28-Jun-99
        1,000                19.90000    23-Jun-99   28-Jun-99
          200                19.87500    23-Jun-99   28-Jun-99
                   41,000    19.96110    23-Jun-99   28-Jun-99
          200                19.79250    23-Jun-99   28-Jun-99
          100                19.87500    23-Jun-99   28-Jun-99
        1,900                19.50000    23-Jun-99   28-Jun-99
        1,100                19.87500    23-Jun-99   28-Jun-99
          400                19.87500    23-Jun-99   28-Jun-99
                      100    19.93750    23-Jun-99   28-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
          100                19.87500    23-Jun-99   28-Jun-99
          600                19.81250    23-Jun-99   28-Jun-99
          100                20.00000    23-Jun-99   28-Jun-99
          700                19.50000    23-Jun-99   28-Jun-99
          100                19.87500    23-Jun-99   28-Jun-99
                    1,000    20.00000    23-Jun-99   28-Jun-99
          100                19.87500    23-Jun-99   28-Jun-99
        2,400                19.87500    23-Jun-99   28-Jun-99
          300                19.87500    23-Jun-99   28-Jun-99
          200                19.62500    23-Jun-99   28-Jun-99
                    5,000    19.96880    23-Jun-99   28-Jun-99
          200                19.81250    23-Jun-99   28-Jun-99
          400                19.62500    23-Jun-99   28-Jun-99
          300                19.65000    23-Jun-99   28-Jun-99
          800                19.87500    23-Jun-99   28-Jun-99
          200                19.50000    23-Jun-99   28-Jun-99
        1,000                19.81250    23-Jun-99   28-Jun-99
          400                19.62500    23-Jun-99   28-Jun-99
          500                19.62500    23-Jun-99   28-Jun-99
          350                19.70000    23-Jun-99   28-Jun-99
          400                19.87500    23-Jun-99   28-Jun-99
          100                19.81250    23-Jun-99   28-Jun-99
          300                19.65000    23-Jun-99   28-Jun-99
       23,000                19.87500    23-Jun-99   28-Jun-99
                      300    19.12500    24-Jun-99   29-Jun-99
                       43    19.12500    24-Jun-99   29-Jun-99
          100                20.50000    24-Jun-99   29-Jun-99
                    1,000    19.87500    24-Jun-99   29-Jun-99
        1,300                19.77120    24-Jun-99   29-Jun-99
          500                19.48750    24-Jun-99   29-Jun-99
                    1,000    20.25000    24-Jun-99   29-Jun-99
          200                19.50000    24-Jun-99   29-Jun-99
        1,000                20.50000    24-Jun-99   29-Jun-99
                      300    19.12500    24-Jun-99   29-Jun-99
       27,100                19.77120    24-Jun-99   29-Jun-99
        1,000                19.87500    24-Jun-99   29-Jun-99
                      600    20.25000    24-Jun-99   29-Jun-99
                   34,000    19.73160    24-Jun-99   29-Jun-99
          100                19.77120    24-Jun-99   29-Jun-99
                      100    19.75000    24-Jun-99   29-Jun-99
          200                19.31250    24-Jun-99   29-Jun-99
                    1,000    19.87500    24-Jun-99   29-Jun-99
          500                20.25000    24-Jun-99   29-Jun-99
          100                19.62500    24-Jun-99   29-Jun-99
                      300    20.25000    24-Jun-99   29-Jun-99
       15,000                19.43750    24-Jun-99   29-Jun-99
          100                19.77120    24-Jun-99   29-Jun-99
                    2,800    20.25000    24-Jun-99   29-Jun-99
                      500    19.87500    24-Jun-99   29-Jun-99
                    1,000    19.75000    24-Jun-99   29-Jun-99
                      400    20.25000    24-Jun-99   29-Jun-99
                      200    20.25000    24-Jun-99   29-Jun-99
          200                20.50000    24-Jun-99   29-Jun-99
          200                20.25000    24-Jun-99   29-Jun-99
                    1,000    19.87500    24-Jun-99   29-Jun-99
                      300    20.25000    24-Jun-99   29-Jun-99
        1,000                19.77120    24-Jun-99   29-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
                    2,000    19.87500    24-Jun-99   29-Jun-99
                    1,000    19.87500    24-Jun-99   29-Jun-99
                      500    20.25000    24-Jun-99   29-Jun-99
                    1,000    19.12500    24-Jun-99   29-Jun-99
                    1,150    20.25000    24-Jun-99   29-Jun-99
          200                19.06250    24-Jun-99   29-Jun-99
          100                19.87500    24-Jun-99   29-Jun-99
          200                20.50000    24-Jun-99   29-Jun-99
          500                20.50000    24-Jun-99   29-Jun-99
          900                19.87500    24-Jun-99   29-Jun-99
                      300    19.75000    24-Jun-99   29-Jun-99
                      200    20.25000    24-Jun-99   29-Jun-99
                      100    19.50000    24-Jun-99   29-Jun-99
                      500    19.25000    24-Jun-99   29-Jun-99
          500                18.81250    24-Jun-99   29-Jun-99
                    1,000    18.87500    24-Jun-99   29-Jun-99
        1,000                18.21250    25-Jun-99   30-Jun-99
                    1,300    18.31250    25-Jun-99   30-Jun-99
        5,000                18.87500    25-Jun-99   30-Jun-99
          400                18.56250    25-Jun-99   30-Jun-99
        6,600                17.75000    25-Jun-99   30-Jun-99
          200                18.37500    25-Jun-99   30-Jun-99
                    1,000    17.75000    25-Jun-99   30-Jun-99
                    1,500    18.18750    25-Jun-99   30-Jun-99
                    2,000    19.00000    25-Jun-99   30-Jun-99
                    1,000    17.87500    25-Jun-99   30-Jun-99
                      200    18.75000    25-Jun-99   30-Jun-99
          200                18.87500    25-Jun-99   30-Jun-99
                    1,000    18.00000    25-Jun-99   30-Jun-99
        4,600                18.87500    25-Jun-99   30-Jun-99
                      200    17.93750    25-Jun-99   30-Jun-99
                    2,000    18.00000    25-Jun-99   30-Jun-99
           50                18.87500    25-Jun-99   30-Jun-99
                      300    18.18750    25-Jun-99   30-Jun-99
                    1,000    19.00000    25-Jun-99   30-Jun-99
        1,900                18.56250    25-Jun-99   30-Jun-99
                      800    18.18750    25-Jun-99   30-Jun-99
          500                18.56250    25-Jun-99   30-Jun-99
                      100    18.75000    25-Jun-99   30-Jun-99
        1,000                17.50000    25-Jun-99   25-Jun-99
                      300    19.00000    25-Jun-99   30-Jun-99
                      100    19.00000    25-Jun-99   30-Jun-99
          200                18.87500    25-Jun-99   30-Jun-99
                      100    18.00000    25-Jun-99   30-Jun-99
                      100    18.18750    25-Jun-99   30-Jun-99
        1,000                17.62500    25-Jun-99   30-Jun-99
                    1,000    18.00000    25-Jun-99   30-Jun-99
                      200    18.31250    25-Jun-99   30-Jun-99
                      100    17.87500    25-Jun-99   30-Jun-99
                      200    18.00000    25-Jun-99   30-Jun-99
                    1,000    19.00000    25-Jun-99   30-Jun-99
          300                18.56250    25-Jun-99   30-Jun-99
                      100    18.56250    25-Jun-99   30-Jun-99
                    1,500    18.18750    25-Jun-99   30-Jun-99
                    2,000    18.18750    25-Jun-99   30-Jun-99
                      100    18.00000    25-Jun-99   30-Jun-99
                      100    17.87500    25-Jun-99   30-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
                    1,200    18.18750    25-Jun-99   30-Jun-99
          800                18.56250    25-Jun-99   30-Jun-99
                      100    18.25000    25-Jun-99   30-Jun-99
          100                18.87500    25-Jun-99   30-Jun-99
                    2,000    19.00000    25-Jun-99   30-Jun-99
                      100    18.43750    25-Jun-99   30-Jun-99
                      100    19.00000    25-Jun-99   30-Jun-99
                    1,000    19.00000    25-Jun-99   30-Jun-99
                    1,000    19.00000    25-Jun-99   30-Jun-99
          800                18.56250    25-Jun-99   30-Jun-99
                      100    18.37500    25-Jun-99   30-Jun-99
          300                18.56250    25-Jun-99   30-Jun-99
                   19,100    19.06110    28-Jun-99    1-Jul-99
          100                20.87500    28-Jun-99    1-Jul-99
        5,000                21.00000    28-Jun-99    1-Jul-99
          900                20.37500    28-Jun-99    1-Jul-99
                    1,200    20.58530    28-Jun-99    1-Jul-99
          400                20.87500    28-Jun-99    1-Jul-99
          600                20.00000    28-Jun-99    1-Jul-99
          100                20.87500    28-Jun-99    1-Jul-99
        1,000                19.00000    28-Jun-99    1-Jul-99
                      200    21.00000    28-Jun-99    1-Jul-99
        1,000                21.00000    28-Jun-99    1-Jul-99
                   30,000    20.58530    28-Jun-99    1-Jul-99
          100                20.32813    28-Jun-99    1-Jul-99
                   25,300    20.55970    28-Jun-99    1-Jul-99
        1,000                19.87500    28-Jun-99    1-Jul-99
                      200    20.37500    28-Jun-99    1-Jul-99
        1,000                20.87500    28-Jun-99    1-Jul-99
          500                20.00000    28-Jun-99    1-Jul-99
          200                20.00000    28-Jun-99    1-Jul-99
          600                20.50000    28-Jun-99    1-Jul-99
                      100    20.93750    28-Jun-99    1-Jul-99
          500                20.37500    28-Jun-99    1-Jul-99
        1,000                19.87500    28-Jun-99    1-Jul-99
        1,000                21.00000    28-Jun-99    1-Jul-99
        1,000                20.43750    28-Jun-99    1-Jul-99
        2,000                21.00000    28-Jun-99    1-Jul-99
                      500    19.00000    28-Jun-99    1-Jul-99
          500                20.37500    28-Jun-99    1-Jul-99
        1,000                20.56250    28-Jun-99    1-Jul-99
        1,000                20.00000    28-Jun-99    1-Jul-99
        1,000                21.00000    28-Jun-99    1-Jul-99
                    3,500    20.55970    28-Jun-99    1-Jul-99
          200                20.25000    28-Jun-99    1-Jul-99
                      700    21.00000    28-Jun-99    1-Jul-99
                   20,000    19.06110    28-Jun-99    1-Jul-99
       11,200                19.00000    28-Jun-99    1-Jul-99
          200                20.93750    28-Jun-99    1-Jul-99
        1,000                19.00000    28-Jun-99    1-Jul-99
          900                20.00000    28-Jun-99    1-Jul-99
                    1,100    20.55970    28-Jun-99    1-Jul-99
        1,000                20.50000    28-Jun-99    1-Jul-99
          400                19.00000    28-Jun-99    1-Jul-99
       15,000                18.93750    28-Jun-99    1-Jul-99
        1,000                21.00000    28-Jun-99    1-Jul-99
                      200    20.55970    28-Jun-99    1-Jul-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
        1,000                19.87500    28-Jun-99    1-Jul-99
                      100    19.37500    28-Jun-99    1-Jul-99
                    5,000    19.00000    28-Jun-99    1-Jul-99
          300                20.12500    28-Jun-99    1-Jul-99
        1,000                20.50000    28-Jun-99    1-Jul-99
          600                20.87500    28-Jun-99    1-Jul-99
          400                20.87500    28-Jun-99    1-Jul-99
          300                20.00000    28-Jun-99    1-Jul-99
        1,000                20.00000    28-Jun-99    1-Jul-99
          500                20.87500    28-Jun-99    1-Jul-99
          200                18.98000    28-Jun-99    1-Jul-99
        1,000                20.50000    28-Jun-99    1-Jul-99
                      200    20.62500    28-Jun-99    1-Jul-99
        1,000                20.37500    28-Jun-99    1-Jul-99
          500                20.87500    28-Jun-99    1-Jul-99
          500                20.50000    28-Jun-99    1-Jul-99
                    2,000    20.55970    28-Jun-99    1-Jul-99
        1,000                20.37500    28-Jun-99    1-Jul-99
                      200    19.75000    28-Jun-99    1-Jul-99
          700                21.00000    28-Jun-99    1-Jul-99
                    2,200    20.55970    28-Jun-99    1-Jul-99
       13,636                18.97710    28-Jun-99    1-Jul-99
          500                20.87500    28-Jun-99    1-Jul-99
                      500    19.12500    28-Jun-99    1-Jul-99
                      300    19.18750    28-Jun-99    1-Jul-99
          400                19.00000    28-Jun-99    1-Jul-99
          500                20.00000    28-Jun-99    1-Jul-99
                      300    19.00000    28-Jun-99    1-Jul-99
          100                20.00000    28-Jun-99    1-Jul-99
                   10,700    20.55970    28-Jun-99    1-Jul-99
          600                19.00000    28-Jun-99    1-Jul-99
        1,000                20.00000    28-Jun-99    1-Jul-99
        2,500                20.37500    28-Jun-99    1-Jul-99
                      200    19.12500    28-Jun-99    1-Jul-99
        1,000                20.12500    28-Jun-99    1-Jul-99
          500                20.43750    28-Jun-99    1-Jul-99
        1,000                20.25000    28-Jun-99    1-Jul-99
                    1,150    20.12500    28-Jun-99    1-Jul-99
        1,000                20.87500    28-Jun-99    1-Jul-99
                    1,350    20.12500    28-Jun-99    1-Jul-99
        1,000                20.00000    28-Jun-99    1-Jul-99
        1,000                20.43750    28-Jun-99    1-Jul-99
          500                20.43750    28-Jun-99    1-Jul-99
        1,000                20.37500    28-Jun-99    1-Jul-99
                      200    19.12500    28-Jun-99    1-Jul-99
                      200    20.62500    28-Jun-99    1-Jul-99
          400                20.87500    28-Jun-99    1-Jul-99
          400                20.12500    28-Jun-99    1-Jul-99
        1,000                20.00000    28-Jun-99    1-Jul-99
        1,000                20.00000    28-Jun-99    1-Jul-99
        1,000                19.00000    28-Jun-99    1-Jul-99
          600                21.00000    28-Jun-99    1-Jul-99
          300                20.00000    28-Jun-99    1-Jul-99
          400                19.00000    28-Jun-99    1-Jul-99
        1,000                18.75000    28-Jun-99    1-Jul-99
          100                21.00000    28-Jun-99    1-Jul-99
          200                20.25000    28-Jun-99    1-Jul-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
          100                20.00000    28-Jun-99    1-Jul-99
                      200    19.37500    28-Jun-99    1-Jul-99
          700                19.87500    28-Jun-99    1-Jul-99
        1,000                19.87500    28-Jun-99    1-Jul-99
          900                20.87500    28-Jun-99    1-Jul-99
          500                21.00000    28-Jun-99    1-Jul-99
        1,000                19.87500    28-Jun-99    1-Jul-99
          500                19.00000    28-Jun-99    1-Jul-99
           40                20.18750    28-Jun-99    1-Jul-99
          700                22.87500    29-Jun-99    2-Jul-99
          100                22.81250    29-Jun-99    2-Jul-99
                      100    21.62500    29-Jun-99    2-Jul-99
          100                22.87500    29-Jun-99    2-Jul-99
                      100    24.56250    29-Jun-99    2-Jul-99
          500                23.50500    29-Jun-99    2-Jul-99
          100                23.50000    29-Jun-99    2-Jul-99
                      200    23.12500    29-Jun-99    2-Jul-99
        1,000                24.01870    29-Jun-99    2-Jul-99
        1,000                23.50000    29-Jun-99    2-Jul-99
                      200    22.93750    29-Jun-99    2-Jul-99
          100                23.50000    29-Jun-99    2-Jul-99
        1,000                24.12500    29-Jun-99    2-Jul-99
                    1,800    22.50000    29-Jun-99    2-Jul-99
          500                23.50000    29-Jun-99    2-Jul-99
                      200    22.50000    29-Jun-99    2-Jul-99
        1,000                23.50000    29-Jun-99    2-Jul-99
          400                23.37500    29-Jun-99    2-Jul-99
        5,000                24.50000    29-Jun-99    2-Jul-99
        1,250                20.39000    29-Jun-99    2-Jul-99
        1,100                24.00000    29-Jun-99    2-Jul-99
                      200    22.68750    29-Jun-99    2-Jul-99
                      200    22.43750    29-Jun-99    2-Jul-99
          100                24.12500    29-Jun-99    2-Jul-99
        1,000                24.12500    29-Jun-99    2-Jul-99
          280                20.14200    29-Jun-99    2-Jul-99
                      200    23.12500    29-Jun-99    2-Jul-99
        1,000                20.50000    29-Jun-99    2-Jul-99
          500                24.00000    29-Jun-99    2-Jul-99
          300                24.12500    29-Jun-99    2-Jul-99
          500                23.94370    29-Jun-99    2-Jul-99
          200                20.93750    29-Jun-99    2-Jul-99
          200                23.50000    29-Jun-99    2-Jul-99
          100                23.75000    29-Jun-99    2-Jul-99
          100                20.87500    29-Jun-99    2-Jul-99
          300                23.31250    29-Jun-99    2-Jul-99
          400                24.12500    29-Jun-99    2-Jul-99
          400                23.89370    29-Jun-99    2-Jul-99
                      100    22.93750    29-Jun-99    2-Jul-99
                      100    22.62500    29-Jun-99    2-Jul-99
          100                23.06250    29-Jun-99    2-Jul-99
        2,500                22.87500    29-Jun-99    2-Jul-99
          100                23.14370    29-Jun-99    2-Jul-99
                      200    21.37500    29-Jun-99    2-Jul-99
        1,000                24.12500    29-Jun-99    2-Jul-99
        1,000                24.00000    29-Jun-99    2-Jul-99
                      500    23.75000    29-Jun-99    2-Jul-99
          100                23.14370    29-Jun-99    2-Jul-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
          500                24.00000    29-Jun-99    2-Jul-99
                      200    23.00000    29-Jun-99    2-Jul-99
          100                23.50000    29-Jun-99    2-Jul-99
          200                23.64370    29-Jun-99    2-Jul-99
          900                23.75000    29-Jun-99    2-Jul-99
          600                23.00000    29-Jun-99    2-Jul-99
                    1,000    24.50000    29-Jun-99    2-Jul-99
          500                20.12500    29-Jun-99    2-Jul-99
          500                23.61250    29-Jun-99    2-Jul-99
        2,000                24.01870    29-Jun-99    2-Jul-99
          500                20.87500    29-Jun-99    2-Jul-99
                      200    23.12500    29-Jun-99    2-Jul-99
                      900    24.06250    29-Jun-99    2-Jul-99
          100                23.06250    29-Jun-99    2-Jul-99
                   14,200    23.38500    29-Jun-99    2-Jul-99
          295                24.00000    29-Jun-99    2-Jul-99
          500                23.00000    29-Jun-99    2-Jul-99
        1,000                23.00000    29-Jun-99    2-Jul-99
                      400    23.50000    29-Jun-99    2-Jul-99
          100                22.87500    29-Jun-99    2-Jul-99
          700                24.62500    29-Jun-99    2-Jul-99
          600                24.00000    29-Jun-99    2-Jul-99
                      200    21.37500    29-Jun-99    2-Jul-99
          400                20.50000    29-Jun-99    2-Jul-99
          600                24.12500    29-Jun-99    2-Jul-99
          200                23.87500    29-Jun-99    2-Jul-99
                      100    24.56250    29-Jun-99    2-Jul-99
          500                23.50500    29-Jun-99    2-Jul-99
                      200    24.62500    29-Jun-99    2-Jul-99
                      400    23.37500    29-Jun-99    2-Jul-99
        2,000                24.02500    29-Jun-99    2-Jul-99
                      200    23.00000    29-Jun-99    2-Jul-99
                      200    24.62500    29-Jun-99    2-Jul-99
          600                23.06250    29-Jun-99    2-Jul-99
          100                20.93750    29-Jun-99    2-Jul-99
          500                23.50500    29-Jun-99    2-Jul-99
        1,000                24.01870    29-Jun-99    2-Jul-99
          200                23.64370    29-Jun-99    2-Jul-99
          500                23.50500    29-Jun-99    2-Jul-99
          500                23.50500    29-Jun-99    2-Jul-99
          100                23.00000    29-Jun-99    2-Jul-99
        2,500                23.75000    29-Jun-99    2-Jul-99
                    1,300    23.38500    29-Jun-99    2-Jul-99
                      200    23.87500    29-Jun-99    2-Jul-99
          100                22.87500    29-Jun-99    2-Jul-99
        1,700                23.06250    29-Jun-99    2-Jul-99
          100                22.93750    29-Jun-99    2-Jul-99
          700                24.12500    29-Jun-99    2-Jul-99
          400                23.89370    29-Jun-99    2-Jul-99
          500                23.62500    29-Jun-99    2-Jul-99
                      200    23.12500    29-Jun-99    2-Jul-99
          200                23.64370    29-Jun-99    2-Jul-99
          500                23.06250    29-Jun-99    2-Jul-99
          200                24.00000    29-Jun-99    2-Jul-99
                    6,200    23.38500    29-Jun-99    2-Jul-99
                      200    23.12500    29-Jun-99    2-Jul-99
                      200    24.06250    29-Jun-99    2-Jul-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
          500                23.50500    29-Jun-99    2-Jul-99
          200                23.06250    29-Jun-99    2-Jul-99
          700                22.93750    29-Jun-99    2-Jul-99
                      400    24.62500    29-Jun-99    2-Jul-99
          100                24.00000    29-Jun-99    2-Jul-99
                      700    23.38500    29-Jun-99    2-Jul-99
          100                23.14370    29-Jun-99    2-Jul-99
          100                23.75000    29-Jun-99    2-Jul-99
          200                24.00000    29-Jun-99    2-Jul-99
          100                23.14370    29-Jun-99    2-Jul-99
                      100    24.06250    29-Jun-99    2-Jul-99
          500                23.50000    29-Jun-99    2-Jul-99
          900                23.00000    29-Jun-99    2-Jul-99
          600                24.12500    29-Jun-99    2-Jul-99
          200                24.00000    29-Jun-99    2-Jul-99
                    1,000    23.38500    29-Jun-99    2-Jul-99
          500                20.87500    29-Jun-99    2-Jul-99
          200                24.62500    29-Jun-99    2-Jul-99
          200                23.64370    29-Jun-99    2-Jul-99
          300                22.81250    29-Jun-99    2-Jul-99
                      200    21.62500    29-Jun-99    2-Jul-99
                      200    25.12500    29-Jun-99    2-Jul-99
          500                20.93750    29-Jun-99    2-Jul-99
          400                23.31250    29-Jun-99    2-Jul-99
                    1,600    23.38500    29-Jun-99    2-Jul-99
                      700    26.00000    29-Jun-99    2-Jul-99
        1,200                23.75000    29-Jun-99    2-Jul-99
          600                22.87500    29-Jun-99    2-Jul-99
                    1,000    24.56250    29-Jun-99    2-Jul-99
                      200    23.12500    29-Jun-99    2-Jul-99
                    1,000    23.12500    29-Jun-99    2-Jul-99
          100                24.00000    29-Jun-99    2-Jul-99
           15                24.62500    29-Jun-99    2-Jul-99
          200                23.64370    29-Jun-99    2-Jul-99
          100                23.00000    29-Jun-99    2-Jul-99
          100                22.81250    29-Jun-99    2-Jul-99
        2,000                24.01870    29-Jun-99    2-Jul-99
          300                23.06250    29-Jun-99    2-Jul-99
                      100    24.50000    29-Jun-99    2-Jul-99
                      100    23.68750    29-Jun-99    2-Jul-99
          400                22.81250    29-Jun-99    2-Jul-99
          200                23.00000    29-Jun-99    2-Jul-99
          900                23.50000    29-Jun-99    2-Jul-99
          700                22.87500    29-Jun-99    2-Jul-99
                      200    23.00000    29-Jun-99    2-Jul-99
        1,400                23.75000    29-Jun-99    2-Jul-99
        3,000                20.29000    29-Jun-99    2-Jul-99
                      200    24.00000    29-Jun-99    2-Jul-99
        1,000                26.93750    30-Jun-99    6-Jul-99
          100                25.12500    30-Jun-99    6-Jul-99
        1,000                26.12500    30-Jun-99    6-Jul-99
          200                25.12500    30-Jun-99    6-Jul-99
        1,000                24.75000    30-Jun-99    6-Jul-99
          400                26.37500    30-Jun-99    6-Jul-99
          300                27.32500    30-Jun-99    6-Jul-99
                      200    26.75000    30-Jun-99    6-Jul-99
          300                26.12500    30-Jun-99    6-Jul-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
          250                26.31250    30-Jun-99    6-Jul-99
          500                27.00000    30-Jun-99    6-Jul-99
                   10,000    25.84370    30-Jun-99    6-Jul-99
        1,000                26.50000    30-Jun-99    6-Jul-99
                      100    27.37500    30-Jun-99    6-Jul-99
          100                26.81250    30-Jun-99    6-Jul-99
        1,500                25.12500    30-Jun-99    6-Jul-99
          250                26.31250    30-Jun-99    6-Jul-99
          200                26.50000    30-Jun-99    6-Jul-99
          300                24.75000    30-Jun-99    6-Jul-99
        1,000                26.12500    30-Jun-99    6-Jul-99
                    1,200    26.63330    30-Jun-99    6-Jul-99
          800                26.50000    30-Jun-99    6-Jul-99
        1,000                25.50000    30-Jun-99    6-Jul-99
          100                27.50000    30-Jun-99    6-Jul-99
        1,000                27.43750    30-Jun-99    6-Jul-99
        1,000                26.50000    30-Jun-99    6-Jul-99
        1,000                26.00000    30-Jun-99    6-Jul-99
          500                26.75000    30-Jun-99    6-Jul-99
                      300    27.37500    30-Jun-99    6-Jul-99
          500                26.37500    30-Jun-99    6-Jul-99
        1,000                26.62500    30-Jun-99    6-Jul-99
          100                26.50000    30-Jun-99    6-Jul-99
        1,000                26.43750    30-Jun-99    6-Jul-99
                   28,800    26.63330    30-Jun-99    6-Jul-99
                      100    27.25000    30-Jun-99    6-Jul-99
        1,000                27.50000    30-Jun-99    6-Jul-99
        1,000                26.12500    30-Jun-99    6-Jul-99
        1,000                26.62500    30-Jun-99    6-Jul-99
          500                27.50000    30-Jun-99    6-Jul-99
          100                26.50000    30-Jun-99    6-Jul-99
          800                27.37500    30-Jun-99    6-Jul-99
          100                26.00000    30-Jun-99    6-Jul-99
        1,000                26.62500    30-Jun-99    6-Jul-99
        1,000                26.00000    30-Jun-99    6-Jul-99
                    1,000    27.37500    30-Jun-99    6-Jul-99
        1,000                26.31250    30-Jun-99    6-Jul-99
          200                26.00000    30-Jun-99    6-Jul-99
          700                26.50000    30-Jun-99    6-Jul-99
        1,000                26.12500    30-Jun-99    6-Jul-99
        1,000                26.00000    30-Jun-99    6-Jul-99
          200                26.62500    30-Jun-99    6-Jul-99
          900                26.62500    30-Jun-99    6-Jul-99
          100                26.62500    30-Jun-99    6-Jul-99
        1,000                26.31250    30-Jun-99    6-Jul-99
          200                27.50000    30-Jun-99    6-Jul-99
          250                26.40000    30-Jun-99    6-Jul-99
        4,700                27.32500    30-Jun-99    6-Jul-99
        1,000                26.12500    30-Jun-99    6-Jul-99
          700                27.35000    30-Jun-99    6-Jul-99
        1,000                25.00000    30-Jun-99    6-Jul-99
        1,000                26.93750    30-Jun-99    6-Jul-99
        1,000                26.12500    30-Jun-99    6-Jul-99
        1,000                26.50000    30-Jun-99    6-Jul-99
          100                25.12500    30-Jun-99    6-Jul-99
        1,000                26.43750    30-Jun-99    6-Jul-99
        1,100                26.00000    30-Jun-99    6-Jul-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
        1,000                26.86500     1-Jul-99    7-Jul-99
                      200    27.12500     1-Jul-99    7-Jul-99
          100                27.12500     1-Jul-99    7-Jul-99
                    7,200    27.00000     1-Jul-99    7-Jul-99
          300                25.81250     1-Jul-99    7-Jul-99
                      500    27.00000     1-Jul-99    7-Jul-99
                      300    27.12500     1-Jul-99    7-Jul-99
          300                25.27500     1-Jul-99    7-Jul-99
                    1,500    27.62500     1-Jul-99    7-Jul-99
                      300    27.12500     1-Jul-99    7-Jul-99
                    1,700    27.00000     1-Jul-99    7-Jul-99
        1,500                27.00000     1-Jul-99    7-Jul-99
                      100    25.00000     1-Jul-99    7-Jul-99
                      200    26.50000     1-Jul-99    7-Jul-99
                      200    25.00000     1-Jul-99    7-Jul-99
                      200    27.12500     1-Jul-99    7-Jul-99
                      200    25.00000     1-Jul-99    7-Jul-99
                      300    27.12500     1-Jul-99    7-Jul-99
        2,000                26.86500     1-Jul-99    7-Jul-99
          200                26.06250     1-Jul-99    7-Jul-99
        1,000                25.50000     1-Jul-99    7-Jul-99
                    2,700    28.12500     1-Jul-99    7-Jul-99
        2,000                25.50000     1-Jul-99    7-Jul-99
        1,000                26.50000     1-Jul-99    7-Jul-99
        6,500                26.93750     1-Jul-99    7-Jul-99
                    1,000    27.12500     1-Jul-99    7-Jul-99
                      200    28.25000     1-Jul-99    7-Jul-99
                      600    28.25000     1-Jul-99    7-Jul-99
                      100    25.00000     1-Jul-99    7-Jul-99
                    1,000    27.12500     1-Jul-99    7-Jul-99
                      300    28.00000     1-Jul-99    7-Jul-99
                      200    26.56250     1-Jul-99    7-Jul-99
          200                27.41750     1-Jul-99    7-Jul-99
          400                26.96250     1-Jul-99    1-Jul-99
          500                27.62500     1-Jul-99    7-Jul-99
                      200    27.00000     1-Jul-99    7-Jul-99
                      200    26.87500     1-Jul-99    7-Jul-99
          400                26.70000     1-Jul-99    7-Jul-99
                      200    27.00000     1-Jul-99    7-Jul-99
                    1,000    26.93750     1-Jul-99    7-Jul-99
                      100    27.00000     1-Jul-99    7-Jul-99
                      200    26.68750     1-Jul-99    7-Jul-99
        4,700                28.06250     1-Jul-99    7-Jul-99
        1,000                26.86500     1-Jul-99    7-Jul-99
          200                25.75000     1-Jul-99    7-Jul-99
                    1,500    27.62500     1-Jul-99    7-Jul-99
        1,700                25.37500     1-Jul-99    7-Jul-99
          300                28.06250     1-Jul-99    7-Jul-99
                      100    25.00000     1-Jul-99    7-Jul-99
          500                26.80000     1-Jul-99    7-Jul-99
                      700    25.00000     1-Jul-99    7-Jul-99
                      500    25.00000     1-Jul-99    7-Jul-99
                      200    26.87500     1-Jul-99    7-Jul-99
                    1,100    25.06250     1-Jul-99    7-Jul-99
          100                27.12500     1-Jul-99    7-Jul-99
                      100    27.00000     1-Jul-99    7-Jul-99
                    2,000    27.00000     1-Jul-99    7-Jul-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
          300                27.43750     1-Jul-99    7-Jul-99
                      150    19.43750    21-Jun-99   24-Jun-99
                      700    19.43750    21-Jun-99   24-Jun-99
                      150    19.43750    21-Jun-99   24-Jun-99
                      200    19.43750    21-Jun-99   24-Jun-99
                      200    19.43750    21-Jun-99   24-Jun-99
                      200    19.43750    21-Jun-99   24-Jun-99
                      200    19.43750    21-Jun-99   24-Jun-99
                    1,000    16.12500    15-Jun-99   18-Jun-99
                      400    19.43750    21-Jun-99   24-Jun-99
                      600    19.43750    21-Jun-99   24-Jun-99
                      400    19.43750    21-Jun-99   24-Jun-99
                      100    19.43750    21-Jun-99   24-Jun-99
                      200    19.43750    21-Jun-99   24-Jun-99
                      400    19.43750    21-Jun-99   24-Jun-99
                      150    15.50000    15-Jun-99   18-Jun-99
                      400    19.43750    21-Jun-99   24-Jun-99
                      200    15.87500    15-Jun-99   18-Jun-99
                       50    15.87500    15-Jun-99   18-Jun-99
                       50    15.87500    15-Jun-99   18-Jun-99
                       50    15.87500    15-Jun-99   18-Jun-99
                       50    15.87500    15-Jun-99   18-Jun-99
                       50    15.87500    15-Jun-99   18-Jun-99
                       50    15.87500    15-Jun-99   18-Jun-99
                       50    15.87500    15-Jun-99   18-Jun-99
                      150    15.87500    15-Jun-99   18-Jun-99
                       50    15.87500    15-Jun-99   18-Jun-99
                      100    15.87500    15-Jun-99   18-Jun-99
                      100    15.87500    15-Jun-99   18-Jun-99
                      100    15.87500    15-Jun-99   18-Jun-99
                      100    15.87500    15-Jun-99   18-Jun-99
                       50    15.87500    15-Jun-99   18-Jun-99
                      100    15.87500    15-Jun-99   18-Jun-99
                      100    15.87500    15-Jun-99   18-Jun-99
                      100    15.87500    15-Jun-99   18-Jun-99
                      100    15.87500    15-Jun-99   18-Jun-99
                       50    15.87500    15-Jun-99   18-Jun-99
                       50    15.87500    15-Jun-99   18-Jun-99
                      100    15.87500    15-Jun-99   18-Jun-99
                       50    15.87500    15-Jun-99   18-Jun-99
                      100    15.87500    15-Jun-99   18-Jun-99
                       50    15.87500    15-Jun-99   18-Jun-99
                      100    15.87500    15-Jun-99   18-Jun-99
                       50    15.87500    15-Jun-99   18-Jun-99
                       50    15.87500    15-Jun-99   18-Jun-99
                      100    15.87500    15-Jun-99   18-Jun-99
                       50    15.87500    15-Jun-99   18-Jun-99
                      100    15.87500    15-Jun-99   18-Jun-99
                       50    15.87500    15-Jun-99   18-Jun-99
                      100    15.87500    15-Jun-99   18-Jun-99
                       50    15.87500    15-Jun-99   18-Jun-99
                      100    15.87500    15-Jun-99   18-Jun-99
                      100    15.87500    15-Jun-99   18-Jun-99
                      500    17.87500    17-Jun-99   22-Jun-99
                      500    17.87500    17-Jun-99   22-Jun-99
                      400    19.62500    23-Jun-99   28-Jun-99
                      200    19.62500    23-Jun-99   28-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
                      500    19.62500    23-Jun-99   28-Jun-99
                      300    17.59750    17-Jun-99   22-Jun-99
                    1,000    20.50000    21-Jun-99   24-Jun-99
                    2,000    20.50000    21-Jun-99   24-Jun-99
                    2,000    20.50000    21-Jun-99   24-Jun-99
                      300    25.27500     1-Jul-99    7-Jul-99
                    1,600    17.81250    16-Jun-99   21-Jun-99
                      500    17.81250    16-Jun-99   21-Jun-99
                      300    17.93750    16-Jun-99   21-Jun-99
                      500    16.04000    15-Jun-99   18-Jun-99
                      500    23.50500    29-Jun-99    2-Jul-99
                      500    23.50500    29-Jun-99    2-Jul-99
                      500    15.80500    16-Jun-99   21-Jun-99
                      500    23.50500    29-Jun-99    2-Jul-99
                      500    23.50500    29-Jun-99    2-Jul-99
                      500    19.16000    21-Jun-99   24-Jun-99
                      500    15.80500    15-Jun-99   18-Jun-99
                      500    23.50500    29-Jun-99    2-Jul-99
                      500    23.50500    29-Jun-99    2-Jul-99
                      500    19.75000    21-Jun-99   24-Jun-99
                      500    19.75000    21-Jun-99   24-Jun-99
                      500    19.75000    21-Jun-99   24-Jun-99
                      500    19.75000    21-Jun-99   24-Jun-99
                      500    19.75000    21-Jun-99   24-Jun-99
                      500    19.75000    21-Jun-99   24-Jun-99
                      500    19.75000    21-Jun-99   24-Jun-99
                      400    15.62500    15-Jun-99   18-Jun-99
                      300    16.87500    16-Jun-99   21-Jun-99
                      300    16.87500    16-Jun-99   21-Jun-99
                      300    16.87500    16-Jun-99   21-Jun-99
                      300    16.87500    16-Jun-99   21-Jun-99
                    1,350    19.37500    21-Jun-99   24-Jun-99
                      400    19.75000    23-Jun-99   28-Jun-99
                      250    19.37500    21-Jun-99   24-Jun-99
                      350    19.70000    23-Jun-99   28-Jun-99
                      300    19.37500    21-Jun-99   24-Jun-99
                      250    19.37500    21-Jun-99   24-Jun-99
                      300    19.37500    21-Jun-99   24-Jun-99
                      250    19.37500    21-Jun-99   24-Jun-99
                      200    19.37500    21-Jun-99   24-Jun-99
                      500    20.00000    22-Jun-99   25-Jun-99
                      300    20.00000    22-Jun-99   25-Jun-99
                      400    20.00000    22-Jun-99   25-Jun-99
                      300    18.40000    18-Jun-99   23-Jun-99
                      400    18.40000    18-Jun-99   23-Jun-99
                      300    18.40000    18-Jun-99   23-Jun-99
                      100    20.00000    22-Jun-99   25-Jun-99
                      100    20.00000    22-Jun-99   25-Jun-99
                      100    20.00000    22-Jun-99   25-Jun-99
                      100    20.00000    22-Jun-99   25-Jun-99
                    1,000    20.05000    22-Jun-99   25-Jun-99
                      100    20.00000    22-Jun-99   25-Jun-99
                      100    20.12500    22-Jun-99   25-Jun-99
                      100    20.00000    22-Jun-99   25-Jun-99
                      100    20.00000    22-Jun-99   25-Jun-99
                      200    19.75000    22-Jun-99   25-Jun-99
                      100    20.00000    22-Jun-99   25-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
                      100    20.00000    22-Jun-99   25-Jun-99
                      100    20.12500    22-Jun-99   25-Jun-99
                      100    20.00000    22-Jun-99   25-Jun-99
                      300    15.62500    14-Jun-99   17-Jun-99
                    2,000    24.01870    29-Jun-99    2-Jul-99
                      500    23.94370    29-Jun-99    2-Jul-99
                      500    19.61250    23-Jun-99   28-Jun-99
                    2,000    20.12500    22-Jun-99   25-Jun-99
                      200    23.64370    29-Jun-99    2-Jul-99
                      200    23.64370    29-Jun-99    2-Jul-99
                    1,000    24.01870    29-Jun-99    2-Jul-99
                    2,000    24.01870    29-Jun-99    2-Jul-99
                      400    23.89370    29-Jun-99    2-Jul-99
                      100    23.14370    29-Jun-99    2-Jul-99
                      120    14.97916    15-Jun-99   18-Jun-99
                      120    14.97916    15-Jun-99   18-Jun-99
                      120    14.97916    15-Jun-99   18-Jun-99
                      165    15.20640    15-Jun-99   18-Jun-99
                      120    14.97916    15-Jun-99   18-Jun-99
                      120    14.97916    15-Jun-99   18-Jun-99
                      120    14.97916    15-Jun-99   18-Jun-99
                      150    15.14580    15-Jun-99   18-Jun-99
                      135    15.07170    15-Jun-99   18-Jun-99
                      120    14.97916    15-Jun-99   18-Jun-99
                      120    14.97916    15-Jun-99   18-Jun-99
                      120    14.97916    15-Jun-99   18-Jun-99
                      150    15.14580    15-Jun-99   18-Jun-99
                      100    15.14580    15-Jun-99   18-Jun-99
                      120    14.97916    15-Jun-99   18-Jun-99
                      120    14.97916    15-Jun-99   18-Jun-99
                      120    14.97916    15-Jun-99   18-Jun-99
                      150    15.14580    15-Jun-99   18-Jun-99
                      150    15.14580    15-Jun-99   18-Jun-99
                      800    15.72500    15-Jun-99   18-Jun-99
                    1,000    15.72500    15-Jun-99   18-Jun-99
                    1,000    15.72500    15-Jun-99   18-Jun-99
                      200    15.29500    14-Jun-99   17-Jun-99
                      100    19.87500    23-Jun-99   28-Jun-99
                      100    20.50000    22-Jun-99   22-Jun-99
                      100    20.56250    22-Jun-99   22-Jun-99
                      280    20.14200    29-Jun-99    2-Jul-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99

                                  SCHEDULE III-A
                                  -------------
                            BackWeb Technologies Ltd.
                               Cusip No. M15633106

       Purchases     Sales     Price     Trade Date  Settlement Date
--------------------------------------------------------------------------------
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    17.93750    17-Jun-99   22-Jun-99
                      100    20.43750    22-Jun-99   25-Jun-99
                      100    18.43750    18-Jun-99   23-Jun-99
                      100    18.43750    18-Jun-99   23-Jun-99
                      425    24.25570    29-Jun-99    2-Jul-99
                    5,150    24.25570    29-Jun-99    2-Jul-99
                      100    24.25570    29-Jun-99    2-Jul-99
                      150    24.25570    29-Jun-99    2-Jul-99
                    5,000    27.10000     1-Jul-99    7-Jul-99
                    5,000    19.00000    28-Jun-99   28-Jun-99
                    5,000    24.25570    29-Jun-99    2-Jul-99
                      200    17.25000    16-Jun-99   21-Jun-99
                      100    17.25000    16-Jun-99   21-Jun-99
                      100    17.25000    16-Jun-99   21-Jun-99
                      300    17.25000    16-Jun-99   21-Jun-99
                      100    17.25000    16-Jun-99   21-Jun-99
                      400    17.25000    16-Jun-99   21-Jun-99
                      300    17.25000    16-Jun-99   21-Jun-99
                      600    17.25000    16-Jun-99   21-Jun-99
                      400    17.25000    16-Jun-99   21-Jun-99
                      100    17.25000    16-Jun-99   21-Jun-99
                      200    17.25000    16-Jun-99   21-Jun-99
                      200    17.25000    16-Jun-99   21-Jun-99
                      200    17.25000    16-Jun-99   21-Jun-99
                      500    19.17500    21-Jun-99   24-Jun-99
                    1,000    15.62500    14-Jun-99   17-Jun-99
                    1,000    26.86500     1-Jul-99    7-Jul-99
                    2,000    26.86500     1-Jul-99    7-Jul-99
                      500    26.80000     1-Jul-99    7-Jul-99
                    1,000    26.86500     1-Jul-99    7-Jul-99
                    1,250    20.39000    29-Jun-99    2-Jul-99
                      800    18.56250    25-Jun-99   30-Jun-99
                      400    18.56250    25-Jun-99   30-Jun-99
                      300    18.56250    25-Jun-99   30-Jun-99
                      800    18.56250    25-Jun-99   30-Jun-99